UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.               )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

BALLANTYNE OF OMAHA, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

NOTICE AND PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS

to be held at

Doubletree Guest Suites Hotel
Executive Place
7270 Cedar Street
Omaha, Nebraska 68124

on

Wednesday, May 25, 2005 at 4:00 p.m. (Central time)

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held May 25, 2005

The Annual Meeting of Stockholders of Ballantyne of Omaha, Inc. will be held at the Doubletree Guest Suites Hotel, Executive Place, 7270 Cedar Street, Omaha, Nebraska 68124, on May 25, 2005, at 4:00 p.m. for the following purposes:

1.                To elect two directors of the Company to three-year terms.

2.                To consider and act upon a proposal to ratify the 2005 Employee Stock Purchase Plan.

3.                To consider and act upon a proposal to ratify the 2005 Outside Directors’ Stock Option Plan.

4.                To consider and act upon a proposal to ratify the 2005 Restricted Stock Plan.

5.                To transact such other business as may properly be brought before the meeting or any adjournment thereof.

Only those stockholders of record at the close of business on March 25, 2005, (the “Record Date”) shall be entitled to notice of the meeting and to vote at the meeting.

Your vote is important. Whether or not you plan to attend the Annual Meeting in person, please submit your proxy as soon as possible to assure a quorum. You can vote by telephone, on the internet, or by mail with a proxy card. Voting by any of these methods will ensure that you are represented at the Annual Meeting even if you are not there in person. Please review the instructions on the proxy card regarding these voting options. Stockholders who have previously voted but attend the meeting may withdraw their proxy if they wish to do so, and vote in person.

Important:   Your prompt return of the Proxy Card will help save your Company the expense and extra work of additional solicitation.

If you desire assistance in scheduling overnight accommodations in Omaha, contact Debbie Wilbeck at Ballantyne at (402) 453-4444, ext. 303. Early reservations are encouraged.

Our 2004 Annual Report, which is not a part of the proxy soliciting material, is enclosed.

I look forward to seeing you at the Annual Meeting.

Dated this 25th day of April, 2005.

By Order of the Board of Directors

John P. Wilmers President and Chief Executive Officer

PROXY STATEMENT
GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Ballantyne of Omaha, Inc. (the “Company”) for use at the Annual Meeting of Stockholders to be held on May 25, 2005. Stockholders of record at the close of business on March 25, 2005 are entitled to notice of, and to vote at, the meeting and any adjournment thereof. This Proxy Statement was first mailed to stockholders on approximately April 25, 2005.

VOTING SHARES AND PRINCIPAL HOLDERS

The following table shows each person or entity Ballantyne knows to be the beneficial owner of more than five percent of the Company’s outstanding common stock as of March 25, 2005.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Stuart Sternberg(1)	680,000	5.2%
120 Broadway, 6th Floor New York, NY 10271
Richard L. Scott(2)	674,600	5.2%
201 West Main Street Louisville, KY 40202
Pequot Capital Management, Inc.(3)	1,353,200	10.3%

(1)          This information is based on a Schedule 13G filed with the Securities and Exchange Commission on December 18, 2003.

(2)          This information is based on a Schedule 13D filed with the Securities and Exchange Commission on May 24, 2005 by Richard L. Scott.

(3)          This information is based on a Schedule 13G filed with the Securities and Exchange Commission on February 9, 2005 by Pequot Capital Management, Inc.

APPOINTMENT AND REVOCATION OF PROXIES

As of the close of business on March 25, 2005, the Company had 13,096,108 shares of outstanding common stock, all of which are entitled to vote at the Annual Meeting.

Each share is entitled to one vote on each matter presented.

Transaction of business may occur at the meeting if a quorum is present. A quorum will be present if a majority of the voting power of the outstanding shares of common stock are present at the meeting, in person or by proxy. If a quorum is present at the Annual Meeting, the nominees for election to the Board of Directors who receives the greatest number of votes cast for the election of the directors by shares present at the meeting, in person or by proxy, and entitled to vote, shall be elected the directors. Approval of all other proposals require the affirmative vote of holders of a majority of the shares present or represented by proxy and entitled to vote at the meeting. Abstentions and broker non-votes will have no effect on the outcome of these proposals.

Proxies which are properly signed and returned will be voted at the meeting. Stockholders may specify their preference by marking the appropriate boxes on the proxy and the proxy will then be voted in accordance with such specifications. In the absence of such specifications, the proxy will be voted for the election of the nominees for director and in accordance with the instructions of the Board of Directors as to any other matters. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of votes cast with respect to a proposal. Stockholders who attend the meeting may vote in person even though they have voted by proxy. A proxy is revocable at any time before it is voted and a proxy is automatically revoked upon the giving of a subsequent proxy or by voting in person at the meeting. The Company will bear the cost of solicitation of proxies, including the charges and expenses of brokers and others for forwarding solicitation materials to beneficial owners of stock. In addition to the use of mail, proxies may be solicited by personal interview, telephone or facsimile.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following chart sets forth, as of the close of business on March 25, 2005, certain information concerning beneficial ownership of common stock by each director of the Company, each of the named executives (as defined below), and all directors and executive officers as a group.

Name	Number of Shares Beneficially Owned		Percent of Common Stock(1)
John P. Wilmers	351,911	(2)	2.69%
Daniel E. Faltin	125,000	(3)	0*
Brad J. French	215,349	(4)	1.64%
Ray F. Boegner	190,394	(5)	1.45%
William F. Welsh, II	170,125	(6)	1.30%
Alvin Abramson	32,500	(7)	0*
Dana C. Bradford	23,625	(8)	0*
Mark D. Hasebroock	23,625	(9)	0*
All directors and executive officers as a group	1,132,529	(10)	8.65%

*                    Less than 1% of common stock outstanding.(1)

All executive officers beneficially own 882,654 shares including exercisable stock options, or 6.74% of the outstanding common stock.(1)(11)

   (1)  Based upon 13,096,108 shares of common stock outstanding as of March 25, 2005. Each named person is deemed to be the beneficial owner of shares of common stock that may be acquired within 60 days of March 25, 2005 upon the exercise of stock options (assumes vesting of certain outside directors stock options effective May 26, 2005). Accordingly, the number of shares and percentage set forth next to the name of such person, all executive officers as a group and all directors and executive officers as a group includes the shares of common stock issuable pursuant to presently exercisable stock options. However, the shares of common stock so issuable upon exercise by any such person are not included in calculating the percentage of common stock beneficially owned by any other stockholder.

   (2)  Includes 64,686 shares of common stock directly owned by Mr. Wilmers and 287,225 shares purchasable pursuant to presently exercisable stock options.

   (3)  Includes 125,000 shares purchasable pursuant to presently exercisable stock options.

   (4)  Includes 92,637 shares of common stock directly owned by Mr. French and 122,712 shares purchasable pursuant to presently exercisable stock options.

   (5)  Includes 7,444 shares of common stock directly owned by Mr. Boegner and 182,950 shares purchasable pursuant to presently exercisable stock options.

   (6)  Includes 15,000 shares of common stock directly owned by Mr. Welsh and 155,125 shares purchasable pursuant to presently exercisable stock options.

   (7)  Includes 1,000 shares of common stock directly owned by Mr. Abramson and 31,500 shares purchasable pursuant to presently exercisable stock options.

   (8)  Includes 23,625 shares purchasable pursuant to presently exercisable stock options.

   (9)  Includes 23,625 shares purchasable pursuant to presently exercisable stock options.

(10) Includes 180,767 shares of common stock owned directly by all directors and executive officers as a group and 951,762 shares purchasable pursuant to presently exercisable stock options.

(11) Includes 164,767 shares of common stock owned directly by all executive officers and 717,887 shares purchasable pursuant to presently exercisable stock options.

PROPOSAL 1
ELECTION OF DIRECTORS

The Bylaws of the Company provide that the directors shall be divided into three classes. The members of each class serve staggered three-year terms. Messrs. Alvin Abramson and Dana C. Bradford are the Class I directors; Messrs. William F. Welsh, II and Mark D. Hasebroock are Class II directors; and Mr. John P. Wilmers is the Class III Director. Messrs. Abramson’s and Bradford’s terms expire this year. Mr. Abramson has been nominated for a three-year term expiring in 2008. Mr. Bradford declined to be nominated for election to a subsequent term. Mr. Bradford’s decision did not result because of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Mr. Marc E. LeBaron, who was proposed by a non-management director, was approved by the Nominating Committee of the Board of Directors to replace Mr. Bradford for a three-year term expiring in 2008. Mr. LeBaron is the Chairman and CEO of Lincoln Plating in Lincoln, Nebraska and sits on the board of numerous private companies and universities. The terms of the Class I, Class II and Class III directors expire at the Annual Meeting of Stockholders to be held in 2008, 2006 and 2007, respectively.

The Board of Directors has set the number of directors for 2005 at five (5). The chart below sets forth a list of the names, ages and past five-year business history of each director currently serving on the Board and any public company directorships held by such persons and the year in which each became a director of the Company.

Name	Age	Employment History	Director Since	No. of Shares	%
Class I: Nominees for Election at the Annual Meeting for a Term Expiring in 2008
Alvin Abramson	76	Retired certified public accountant; former director of Nebraska Department of Motor Vehicles, Chairman of Audit Committee; Member of Nominating Committee.	2002	32,500	0*
Marc E. LeBaron	50	Chairman/CEO, Lincoln Plating, 2001 - present; President, Lincoln Plating, 1984 - 2001.	N/A	3,500	0*
Class II: Term Expires in 2006
William F. Welsh II	63	Chairman of the Board, Director of Election Systems & Software; Served as Chairman of Election Systems, Inc. from 2000 to October 31, 2003; Director of Lindsay Manufacturing Company since 2000; Member of Compensation, Audit and Nominating (Chair) Committees.	2000	170,125	1.30%
Mark D. Hasebroock	45	Owner of Niche Commerce, Inc. from February, 2002 to present; Executive Vice President of Sales and Chief Operating Officer of GiftCertificates.com from January 2000 to February 2002; Vice President of Mergers and Acquisitions for Level 3 Communications from January 1998 to January 2000; Member of Compensation, Audit and Nominating Committees.	2003	23,625	0*
Class III: Term Expires in 2007
John P. Wilmers	60	President and CEO of the Company since March 1997, previously Executive Vice President of the Company since 1992; joined the Company in 1981 and served in various capacities thereafter.	1995	351,911	2.69%

*                    Less than 1% of common stock outstanding.

Compensation of Directors

The Company does not pay directors who are also officers or employees of the Company additional compensation for their service as directors.

In 2004, compensation for non-employee directors included the following:

•       Annual retainer of $20,000

•       $1,000 for each Board meeting attended

•       $500 for each Board meeting held by telephone conference

•       Expenses of attending Board meetings

•       New directors are automatically granted 23,625 stock options on the first business day after election.

•        vesting at a rate of 7,875 shares on the first business day after election

•        vesting an additional 7,875 shares on the first business day after each annual stockholders meeting, assuming they continue to serve on the Board

•        exercise price of all 23,625 options is fair market value on date of initial grant

•        options have a term of five years

•       Non-employee directors are automatically granted additional options every three years as long as they continue to serve on the Board

The Board of Directors held six meetings during 2004. In addition, the Board of Directors took action by unanimous consent in writing in lieu of a special meeting three times. No director was present for less than 75% of all meetings of the Board of Directors and all meetings of committees upon which such directors served.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR “ALL” NOMINEES.

PROPOSAL 2
APPROVAL OF 2005
EMPLOYEE STOCK PURCHASE PLAN

During 2000, the Board of Directors approved the adoption of the 2000 Employee Stock Purchase Plan and in May 2000, the stockholders approved such adoption. During March 2005, the Board approved the 2005 Employee Stock Purchase Plan as the 2000 Plan is set to expire in September 2005. The Board believes that an Employee Stock Purchase Plan, such as proposed by the 2005 Plan, is important to provide a mechanism to offer both management and non-management employees the ability to participate in the long-term growth of the Company with minimal dilution to stockholders by offering all eligible employees the opportunity to purchase Ballantyne common stock at a 15% discount through payroll deductions. Under the 2005 Plan, a maximum of 2,000 shares per plan year can be purchased by eligible employees. During 2004, 13,608 shares were purchased by employees under the 2000 Plan.

The Company intends to register with the SEC 150,000 shares under the 2005 Plan on a Registration Statement on Form S-8 under the Securities Act of 1933 as soon as it is practicable after receiving stockholder approval of the 2005 Plan.

Summary of 2005 Employee Stock Purchase Plan Terms

General.   The purpose of the Plan is to provide a method by which eligible employees may purchase common stock on a discounted basis through payroll deductions. The Board believes that participation in the Plan provides eligible employees at all levels with a greater incentive to contribute to the success of the Company. It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Internal Revenue Code, as amended. The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirement of Section 423.

Administration.   The Plan is administered by the Employee Stock Purchase Plan Committee hereinafter, the “Committee”, consisting of no less than two members of the Board of Directors. Members of the Employee Stock Purchase Plan Committee who are eligible employees are permitted to participate in the Plan.

Shares Subject to Plan.   If the stockholders approve this proposal, the maximum number of shares for issuance under the plan is 150,000.

Eligibility.   Employees of Ballantyne whose customary employment is twenty hours or more per week and who have been in continuous employ for at least 90 days are eligible to participate in the Plan, except that employees who own 5% or more of Ballantyne’s common stock are not eligible to participate in the Plan.

The Plan commences each year on the first business day in November and ends on the last business day in October. Presently, each eligible employee who has elected to participate in the Plan receives shares of common stock in an amount determined by dividing the employee’s accumulated payroll deductions made during the Plan’s offering period (which deductions are restricted to a maximum of 10% of an employee’s salary) by 85% of the average high and low market prices of a share of common stock on the first day or the last day of the offering period, whichever is lower. The maximum number of shares that may be purchased by an employee in an offering period is 2,000.

Recapitalization.   The Plan contains customary anti-dilution provisions which provide that in the event of a recapitalization, a change in Ballantyne’s outstanding capital stock and certain other events, an adjustment shall be made, as determined by the Employee Stock Purchase Plan Committee, in the number and/or kind of shares which are subject to purchase under outstanding options, the stock price applicable to such outstanding options, and the number and/or kind of shares which may be offered in each subsequent offering period.

Termination and Amendment.   The Board may, insofar as permitted by law, from time to time, with respect to any shares of common stock at the time not subject to options, suspend or terminate the Plan or revise or amend the Plan in any respect whatsoever. However, unless the Board specifically otherwise provides, any revision or amendment that would cause the Plan to fail to comply with Rule 16b-3 under the 1934 Act, Section 423 of the Code or any other requirement of applicable law or regulation if such revision or amendment was not approved by the stockholder of the Corporation shall not be effective unless and until such approval is obtained. Furthermore, no suspension, termination or amendment of the Plan that would adversely affect the right of any Participant with respect to an option previously granted will be effective without the written consent of the affected participant.

Summary of Federal Income Tax Consequences.   The U.S. Federal income tax consequences to the Company and its employees of awards under the Stock Plan are complex and subject to change. The following discussion is only a summary of the general rules applicable to the Plan. Recipients of awards under the Plan should consult their own tax advisors since a taxpayer’s particular situation may be such that some variation of the rules described below will apply. A participant generally recognizes no taxable income as a result of the purchase of shares under the Plan. Upon the sale of the shares, the employee will recognize either ordinary income or capital gain or loss or some combination thereof depending on how long the shares are held.

This summary is qualified in its entirety by reference to the 2005 Plan document. A copy of the 2005 Employee Stock Purchase Plan is attached as Appendix B.

Vote Required and Board Recommendation

Approval of Proposal 2 requires the affirmative vote of holders of a majority of the shares present or represented by proxy and entitled to vote at the meeting. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL

PROPOSAL 3
APPROVAL OF 2005
OUTSIDE DIRECTORS STOCK OPTION PLAN

During 1995, the Board of Directors approved the adoption of the 1995 Outside Directors Stock Option Plan. The Board has subsequently amended the 1995 Plan from time to time to increase the number of shares authorized. The Plan is set to expire September 2005. As such, the Board has approved the adoption of the 2005 Outside Directors Stock Option Plan under essentially the same terms as the 1995 Plan.

The Board believes that the availability of the Plan is an important factor in attracting, motivating and retaining qualified non-employee directors essential to the success of the Company.

If the 2005 Plan is approved, the Company intends to register with the SEC 300,000 shares on a Registration Statement on Form S-8 under the Securities Act of 1933 as soon as it is practicable after receiving Stockholder approval of the 2005 Plan.

Summary of the 2005 Outside Directors Stock Option Plan Terms

General.   The purpose of the 2005 Plan is to enable the Company to provide incentives, which are linked to increases in stockholder value, to non-employee directors in order that they will be encouraged to serve on the Board and exert their best efforts on behalf of the Company.

Administration.   The 2005 Plan is administered by the Outside Directors Plan Committee, currently consisting of Mr. Brad J. French, Ballantyne’s Chief Financial Officer, and Mr. Myron Kaplan, Ballantyne’s outside counsel. Members of the Outside Directors Plan Committee are not directors and are not entitled to participate in the 2005 Plan. Subject to the limits imposed by the terms of the 2005 Plan, the Outside Directors Plan Committee has the power to administer the 2005 Plan but has no authority to grant Non-Qualified Stock Options (NQSOs), to determine the number of shares of common stock subject to NQSOs, or to determine the price at which each share of common stock covered by a NQSO may be purchased pursuant to the 2005 Plan.

Eligibility.   Directors who:  (i) are neither an employee nor an officer of Ballantyne or any subsidiary or affiliate of Ballantyne on the date of the grant of an option and (ii) have not elected to decline to participate in the 2005 Plan pursuant to an irrevocable one-time election made within 30 days after first becoming a director are eligible to participate in the 2005 Plan. Four directors currently qualify as participants under the outside directors plan.

Shares Subject to Plan.   If the stockholders approve this proposal, the maximum number of shares for issuance under the 2005 Plan is 300,000. To the extent that any option granted under the 2005 Plan expires or terminates without having been exercised, the shares subject to the terminated option or repurchases by the Company will again be available for issuance under the 2005 Plan.

Exercise Price   The exercise price of each option shall be the fair market value of a share of its common stock on the date of grant.

Payment.   The 2005 Plan provides that the option exercise price may be paid by any form of legal consideration consistent with applicable law and SEC rules and regulations thereto.

Granting of Stock Options.   The 2005 Plan provides that non-employee directors initially be granted options to purchase 23,625 shares of common stock on the first business day after election. Additionally, options to purchase 23,625 shares of common stock will be granted automatically to each non-employee director on the next business day after the third consecutive Annual Meeting of Ballantyne’s stockholders following the directors initial election to the Board and on the next business day after every third Annual

Meeting thereafter, provided that the non-employee director is a member of the Board on the date of grant.

Vesting.   All options vest and become first exercisable at the rate of (i) 7,875 shares of common stock on the next succeeding business day following the non-employee director’s initial election to the Board and (ii) 7,875 at the next business day after each Annual Meeting thereafter. Each option will have a term of five years.

Terms and Conditions of Stock Options.   Each option grant is to be evidenced by a Stock Option Agreement between the Company and the individual grantee.

Change-in-Control.   In the event of any merger, reorganization or sale of substantially all of the Company’s assets, in which there is a change-in-control of the Company, all non-employee directors’ option shares shall be immediately and fully vested.

Termination and Amendment.   The Board may at any time amend or terminate the 2005 Plan, except that stockholder approval is required to increase the number of shares authorized for issuance under the 2005 Plan, or to expand the class of persons eligible to receive an option grant under the 2005 Plan. In addition, the rights of a recipient of a grant under the 2005 Plan prior to any action by the Board may not be impaired without the recipient’s consent.

Summary of Federal Income Tax Consequences.   The U.S. Federal income tax consequences to the Company and its Directors of awards under the Stock Plan are complex and subject to change. The following discussion is only a summary of the general rules applicable to the Plan. Recipients of awards under the 2005 Plan should consult their own tax advisors since a taxpayer’s particular situation may be such that some variation of the rules described below will apply.

Options granted pursuant to the 2005 Plan are non-qualified stock options. Non-qualified stock options have no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a non-qualified stock option, the optionee normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares purchased. Upon the sale of stock acquired by the exercise of a non-qualified stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. No tax deduction is available to Ballantyne with respect to the grant of the option or the sale of stock acquired upon exercise of the option. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a non-qualified stock option, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code (as amended).

This summary is qualified entirely by reference to the 2005 Plan document. A copy of the 2005 Outside Directors Stock Option Plan is attached as Appendix C.

Vote Required and Board Recommendation

Approval of the 2005 Outside Directors Stock Option Plan requires the affirmative vote of holders of a majority of the shares present or represented by proxy and entitled to a vote at the meeting. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL

PROPOSAL 4
APPROVAL OF RESTRICTED STOCK PLAN

On March 23, 2005, the Board of Directors approved the Ballantyne of Omaha, Inc. Restricted Stock Plan. The Restricted Stock Plan will replace the 1995 Employee Stock Option Plan which is set to expire in

September 2005. A restricted stock award is a grant that vests over time. As the stock award vests, employees receive Ballantyne common shares that they own outright. The Compensation Committee of the Board of Directors reviewed the advantages and disadvantages of stock option grants and subsequently recommended to the full Board of Directors that the Company adopt the Restricted Stock Plan in lieu of granting stock options to employees in the future. This determination was due in part to the Financial Accounting Standards Board (FASB) issuing a final statement that requires public companies, including Ballantyne, to record stock option expenses in their income statements. The Board believes that the Restricted Stock Plan will have a lesser impact to earnings while still providing a mechanism to link executive and stockholder interests and assist the Company in attracting and retaining key employees. The Board also believes that because the Company expects to grant fewer stock awards then it would under a stock option plan, there will be less dilution to stockholders.

Summary of the 2005 Restricted Stock Plan

General.   The purpose of the Restricted Stock Plan is to advance the interests of Ballantyne and its stockholders by providing a means to attract, retain and motivate employees of Ballantyne and its subsidiaries and affiliates upon whose judgment, initiative and efforts the continued success, growth and development of Ballantyne of Omaha, Inc. is dependent.

Administration.   The Restricted Stock Plan will be administered by the Compensation Committee of the Board, or such other Board Committee (which may include the entire Board) as may be designated by the Board to administer the Plan, collectively these entities are referred to below as the “Committee”.

Shares Subject to Plan.   The total number of shares reserved for issuance in connection with awards under the Plan shall be 250,000 shares. If any awards are forfeited, canceled, terminated, exchanged or surrendered, or such award is settled in cash or otherwise terminates without a distribution of shares to the participant, any shares counted against the number of shares reserved and available under the plan with respect to such award shall, to the extent of any such forfeiture, settlement, termination, cancellation, exchange or surrender, again be available for awards under the plan.

Eligibility.   Restricted stock may be issued only to employees of the Company and its subsidiaries, including any director who is also an employee as well as persons to whom offers of employment as employees have been made. The Committee, in its discretion, will select the individuals to whom stock awards will be granted, the time or times at which such awards are granted, and the number of shares subject to each grant.

Terms of Awards.   The terms of an award shall be determined by the Committee.

Non-transferability of Awards.   Unless otherwise set forth by the Committee in an award agreement, awards should not be transferable by an eligible employee except by will or laws of descent and distribution (except pursuant to a beneficiary designation).

Adjustments Upon Changes in Capitalization, Merger or Sale of Assets.   In the event that the Committee shall determine that any dividend in shares, recapitalization, share split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, or other similar corporate transaction or event, affects the shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of eligible employees under the Plan, then the Committee shall make such equitable changes or adjustments as it deems appropriate.

Amendment and Termination of Plan.   If approved by the stockholders, the Plan will become effective as of September 1, 2005. The Plan will terminate as to future awards on September 1, 2015. The Board of Directors may amend, alter, suspend, discontinue, or terminate the Plan without the consent of stockholders or participants, except that any such amendment or alteration shall be subject to the approval of the Company’s stockholders to the extent such approval is required under the rules of any stock exchange or automated quotation system on which the shares may then be listed or quoted.

Summary of Federal Income Tax Consequences.   The U.S. Federal income tax consequences to the Company and its employees of awards under the Plan are complex and subject to change. The following discussion is only a summary of the general rules applicable to the Plan. Recipients of awards under the Plan should consult their own tax advisors since a taxpayer’s particular situation may be such that some variation of the rules described below will apply. Generally, the recipient of a stock award will recognize ordinary compensation income at the time the Company’s common stock associated with such stock award is received in an amount equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is non-vested (i.e., if the employee is required to work for a period of time in order to have the right to sell the stock) when it is received under the Plan and the recipient had not elected otherwise, the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. The income realized by the recipient will generally be subject to U.S. income and employment taxes.

In the case of stock awards that take the form of the Company’s unfunded and unsecured promise to issue common stock at a future date, the grant of this type of stock award is not a taxable event to the recipient because it constitutes an unfunded and unsecured promise to issue shares of Company common stock at a future date. Once this type of stock award vests and the recipient receives the Company common shares, the tax rules discussed in the previous paragraph will apply to receipt of such shares.

The recipient’s basis for determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested, as applicable. Upon the disposition of any stock received as a stock award under the Plan, the difference between the sale price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if, at the time of disposition, the shares have been held for more than one year since the recipient recognized compensation income with respect to such shares.

In the event that a recipient of a stock award receives the cash equivalent of Company common stock (in lieu of actually receiving Company common stock), the recipient will recognize ordinary compensation income at the time of the receipt of such cash in the amount of the cash received.

In the year that the recipient of a stock award recognizes ordinary taxable income in respect of such award, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the recipient is required to recognize, provided that the deduction is not otherwise disallowed under the Code.

This summary is qualified entirely by reference to the Plan document. A copy of the Restricted Stock Plan is attached as Appendix D.

Vote Required and Board Recommendation

Approval of the Restricted Stock Plan requires the affirmative vote of holders of a majority of the shares present or represented by proxy and entitled to a vote at the meeting. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL

LIST OF CURRENT EXECUTIVE OFFICERS OF THE COMPANY

The following is a list of the names and ages of the current executive officers of the Company, their business history for at least the last five years and their term of office with the Company.

Name	Age	Position and Principal Occupation	Officer Since
John P. Wilmers	60	Director of Company; President and CEO of Company since March 1997; previously Executive Vice President of Company since 1992; joined Company in 1981 and has served in various capacities thereafter.	1988
Daniel E. Faltin	48	Executive Vice President of the Company since June 1, 2003; previously President of Chief Automotive Systems, Inc. (Chief), a Nebraska-based manufacturer and marketer of collision repair equipment from January 1999 to February 2002. Before assuming responsibilities as President, he served for five years as Chief’s Vice-President of sales and marketing.	2003
Brad J. French	52	CFO since 1996; Secretary and Treasurer since 1992; joined Company as Controller in 1990.	1992
Ray F. Boegner	55	Senior Vice President; previously Senior Vice President of Sales; Vice President of Sales prior to November 1996; joined Company in 1985.	1997

EXECUTIVE COMPENSATION

The following table sets forth a summary of the compensation paid to the Chief Executive Officer and three other executive officers of the Company for the fiscal years ended December 31, 2004, 2003, and 2002.

Summary Compensation Table

		Annual Compensation			Long Term Compensation
					Awards		Payouts
Name and principal position	Year	Salary ($)	Bonus ($)(3)	Other annual compensation ($)(4)	Restricted stock award(s) ($)	Securities underlying Options/SARs (#)	LTIP payouts ($)	All other compensation ($)(2)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
John P. Wilmers,	2004	233,654	143,711	12,016		-0-		6,150
President and Chief	2003	215,000	-0-	12,086		-0-		6,000
Executive Officer	2002	215,000	-0-	5,619		125,000		5,500
Daniel E. Faltin(1)	2004	186,923	119,626	9,419		-0-		5,608
Executive Vice President	2003	96,231	-0-	304		125,000		208
	2002	-0-	-0-	-0-		-0-		-0-
Brad J. French,	2004	147,462	93,557	8,532		-0-		4,333
Secretary and Treasurer	2003	135,000	-0-	8,382		-0-		4,000
and Chief Financial Officer	2002	135,000	-0-	2,949		100,000		4,050
Ray F. Boegner,	2004	158,885	101,712	7,025		-0-		4,767
Senior Vice President	2003	145,000	-0-	7,022		-0-		4,350
	2002	145,000	-0-	3,301		100,000		4,125

(1)             Mr. Faltin was hired on June 1, 2003 at an annual salary of $180,000.

(2)             Amounts represent contributions made by the Company under the Ballantyne Retirement and Savings Plan described herein.

(3)             Amounts paid in 2005 for the fiscal 2004 year.

(4)             The Company provides its executives with certain employee benefits. These benefits include excess life and disability insurance and personal use of company vehicles among other items. SEC rules do not require these benefits to be included in the Summary Compensation Table if such amounts are less than $50,000 or 10% of the individual’s salary and bonus. The Company has chosen to show these benefits in summary in “Other Annual Compensation”.

Stock Option Grants in Fiscal Year 2004

% of Total
			Options			Potential Realizable Value at
			Granted to	Exercise		Assumed Annual Rates of
			Employees	Price		Stock Price Appreciation for
	Date	Options	in Fiscal	Per	Expiration	Option Term
Name	Granted	Granted	Year	Share	Date	5%	10%
NONE

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

The following table sets forth information with respect to exercised and unexercised options and SARs, if any, during fiscal year 2004.

			Number of securities underlying unexercised options/SARs at fiscal 2004 year end (#)(1)		Value of unexercised in-the-money options/SARs at fiscal 2004 year end ($)(2)
Name	Shares acquired on exercise (#)	Value Realized ($)	(Exercisable)	(Unexercisable)	(Exercisable) ($)	(Unexercisable) ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
John P. Wilmers	0	0	321,875	0	692,900	0
Daniel E. Faltin	0	0	83,333	41,667	276,666	138,334
Brad J. French	0	0	137,675	0	283,776	0
Ray F. Boegner	0	0	200,275	0	491,950	0

(1)          Adjusted for all stock splits and dividends effected by the Company.

(2)          The value in columns (f) and (g) were determined by using the last reported per share trade price ($4.50) on December 31, 2004, less the option exercise price, multiplied by the number of shares.

Employment Contracts

Mr. Wilmers was elected President and Chief Executive Officer of the Company effective March 1, 1997. The Compensation Committee and the Board of Directors approved a three year contract for Mr. Wilmers commencing January 23, 2003 which replaced Mr. Wilmers’ existing contract. Mr. Wilmers’ base compensation was $225,000 per year during fiscal 2004. Effective January 1, 2005, Mr. Wilmers’ base compensation rose to $235,000. He is also eligible to participate in the Executive Officers Performance Bonus Compensation Plan and other normal employee benefits.

Mr. Faltin is a party to an employment agreement dated June 1, 2003 that expires January 31, 2006. Mr. Faltin’s base compensation was $180,000 per year during fiscal 2004. Effective January 1, 2005, Mr. Faltin’s base compensation rose to $189,000. He is also eligible to participate in the Executive Officers Performance Bonus Compensation Plan and other normal employee benefits.

Mr. French is a party to a three-year employment agreement dated January 23, 2003 which replaced Mr. French’s existing contract. Mr. French’s base compensation was $142,000 per year during fiscal 2004. Effective January 1, 2005, Mr. French’s base compensation rose to $150,000. He is also eligible to participate in the Executive Officers Performance Bonus Compensation Plan and other normal employee benefits.

Mr. Boegner is a party to a three-year employment agreement dated January 23, 2003, which replaced Mr. Boegner’s existing contract. Mr. Boegner’s base compensation was $153,000 per year during fiscal 2004. Effective January 1, 2005, Mr. Boegner’s base compensation rose to $161,000. He is also eligible to participate in the Executive Officers Performance Bonus Compensation Plan and other normal employee benefits.

Executive Officers Performance Bonus Compensation Plan

During 2004, the Board of Directors approved two cash incentive plans, the Executive Officers Performance Bonus Compensation Plan and the Employee Performance Bonus Compensation Plan to replace the Company’s previous Profit Sharing Plan. The plans are annual cash incentive programs that provide certain officers and key employees cash bonuses if the Company achieves certain financial goals. Each payout is further subject to the achievement of certain individual goals, as defined. Charges to expense for the plans amounted to approximately $995,000 for the year ending December 31, 2004. Messrs. Wilmers, Faltin, French and Boegner each participated in the Executive Plan. Amounts paid to them in 2005 pertaining to the 2004 Plan year are included in the Summary Compensation Table.

Retirement and Savings 401(k) Plan

The Company has adopted a Retirement and Savings 401(k) Plan, which is a combination savings and profit sharing plan designed to qualify under Section 401 of the United States Internal Revenue Code of 1986, as amended (the “Code”), including the provisions of Section 401(k). All full-time employees of Ballantyne who are at least twenty-one years old and who have completed one year of service are eligible to participate in the Plan.

Each Participant may defer up to 100% of their compensation. The Company will match 50% of the amount deferred up to 6% of their compensation. In addition, the Company may elect, at the discretion of the Board, to contribute an additional amount. All contributions to the Plan are nonforfeitable. For 2004, no participant could contribute more than $13,000 to the Plan and receive a deduction for federal income tax purposes while certain participants age 50 or older could contribute up to $16,000.

Benefits may be distributed to participants or their beneficiaries, as the case may be, in the event of a Participant’s death, retirement or other termination of service, or, if the participant so requests, on reaching age 59½. Participants may be eligible to withdraw benefits in case of hardship.

Contributions to the Plan made by the Company on behalf of Messrs. Wilmers, Faltin, French and Boegner are included in the Summary Compensation Table.

CORPORATE GOVERNANCE

The Board of Directors has adopted several corporate governance policies to address significant corporate governance issues. The Board of Directors has adopted the following governance documents:

•       Code of Ethics

•       Audit Committee Charter

•       Nominating Committee Charter

•       Finance/Strategic Planning and Corporate Governance Committee Charter

•       Procedures for bringing concerns or complaints to the attention of the Audit Committee

These corporate governance documents are available in print to any stockholder upon request.

Board Independence

The Board of Directors is composed of a majority of independent directors as defined by the listing requirements of the American Stock Exchange (AMEX).

Communication to the Board

Stockholders wishing to communicate with the Board of Directors should address written correspondence to the president of the Company who will present the communication to the Board.

Board Attendance at Annual Meeting

All members of the Board of Directors are encouraged to attend the Annual Meeting.  All Directors attended the 2004 Annual Meeting.

COMPENSATION COMMITTEE REPORT

Responsibility; Composition of Committees

The Company has a Compensation Committee which is responsible for reviewing and recommending to the Board of Directors annually the compensation to be paid to the President and Chief Executive Officer of the Company. The Compensation Committee of the Company’s Board of Directors consists of directors Bradford, as chair, Welsh and Hasebroock. The Committee met four times in 2004.

The Committee functions include:

•       Determining the compensation of the Chief Executive Officer;

•       Overseeing all other executive officers’ compensation, including salary and payments under the Executive Officers Performance Bonus Compensation Plan.

The Company also has an independent committee, the Employee Stock Option Committee, which is responsible for the granting of options under the Employee Stock Option Plan of the Company to executive officers and key employees of the Company. The Employee Stock Option Committee is comprised of Messrs. Bradford, Welsh and Hasebroock. This Committee took action by unanimous consent in writing in lieu of a special meeting one time during 2004. The Company also has an Outside Director Stock Option Committee, which is responsible for the granting of options under the Outside

Directors Stock Option Plan. The Outside Director Stock Option Committee is comprised of Mr. Brad French and Mr. Myron Kaplan, the Company’s outside counsel. No actions were necessary during 2004.

Compensation Philosophy

Decisions with respect to executive compensation are made by the Compensation Committee on an individual basis based upon a number of factors, including the provisions of any existing employment contract with an executive officer, evaluation of the executive officer’s performance, the level of responsibility associated with the executive officer’s office, recruitment requirements and the performance of the Company. Compensation of the executive officers of the Company has historically been structured to motivate, reward and retain the executive officers consistent with the needs of the Company from time to time. The major elements of the executive officers’ compensation are base salary, short-term incentive in the form of a bonus payable from the Executive Officers Performance Bonus and a long-term incentive in the form of options to purchase common stock, with an emphasis on annual bonuses and options.

Base Salary

The base salaries of executive officers have historically reflected, and will continue to reflect their individual contribution. Base salaries have historically been reviewed annually and may be changed based on the individual’s performance or a change in competitive pay levels in the marketplace.

The Compensation Committee reviews and establishes the base salary of the Chief Executive Officer based on independent competitive data, his leadership in establishing performance standards in the conduct of the Company’s business, and its expectation as to his future contributions in directing the long-term success of the Company and its business. The Committee increased Mr. Wilmers base salary to $235,000 effective January 1, 2005.

Cash Bonuses

The Committee believes that the annual bonus of key employees, including executive officers, should be based on optimizing profits and prudent management of the capital employed in the business. The executive officers participate in the Executive Officers Performance Bonus Compensation Plan pursuant to which they receive cash bonuses if the Company achieves specific operating levels and the employee achieves certain individual goals, as defined. The bonus pool is based upon a percentage of operating income, as defined by the Board of Directors. Each payout is further subject to the achievement of certain individual goals. The calculation of the bonus pool is subject to approval of the Compensation Committee.

Stock Plans

The 1995 Employee Stock Option Plan of the Company was designed to give employees and officers of the Company the incentive to maximize wealth for stockholders by participating in the long-term growth of the Company. Stock options are granted at the prevailing market value and have value only if the Company’s stock price increases. The Committee granted options for an aggregate of 40,000 shares to two non-executive employees during 2004. As to future options, the Stock Option Committee will consider the number and terms of the options outstanding when determining to grant options. The Option Plan currently provides that no member of the Stock Option Committee can participate in the Option Plan during his membership on the Stock Option Committee. According to the provisions of the Option Plan, the Stock Option Committee determines, among other things, the number of shares of common stock to be optioned, the option price and the term of the option. The Company’s general policy is to grant options with an exercise price equal to the fair market value of the common stock on the date of grant and having a ten year term.

The Committee reviewed the advantages and disadvantages of option grants and has determined that it will allow the 1995 Stock Option Plan to expire without renewal in September 1995. The Committee subsequently recommended to the full Board of Directors that the Company adopt the Restricted Stock Plan in its place. The decision was due in part to the Financial Accounting Standards Board (FASB) issuing a final statement that requires public companies, including Ballantyne, to record stock option expense in their income statements. The Committee believes that the Restricted Stock Plan will have a lesser impact to earnings and also dilution to stockholders while still providing a mechanism to link executive and stockholder interests and assist the Company in attracting and retaining key executives. For more information, please refer to Proposal 4 in this proxy statement.

Compliance with Section 162(M) of the Internal Revenue Code

The current tax law imposes an annual, individual limit of $1 million on the deductibility of the Company’s compensation payments to the chief executive officer and to the four most highly compensated executive officers other than the chief executive officer. Specified compensation is excluded for this purpose, including performance based compensation, provided that certain conditions are satisfied. The Committee has determined to preserve, to the maximum extent practicable, the deductibility of all compensation payments to the Company’s executive officers.

Compensation Committee Interlocks and Insider Participation

During 2004 there were no compensation committee interlocks and no insider participation in compensation decisions that were required to be reported under the rules and regulations of the Securities and Exchange Act of 1934.

The foregoing report is submitted by the Compensation and Stock Option Committees of the Board of Directors of the Company in accordance with requirements of the Securities Exchange Act of 1934 and the rules and regulations there under, and is not intended to create any contractually binding employment rights for the benefit of any employee of the Company.

Dana C. Bradford (Chair)

William F. Welsh, II

Mark D. Hasebroock

REPORT OF THE AUDIT COMMITTEE

The Company has a standing Audit Committee of the Board of Directors. The Audit Committee consists of directors Abramson (Chair), Welsh and Hasebroock, who are independent directors, as defined by AMEX listing requirements. The Board of Directors has determined that Messrs. Abramson and Welsh are audit committee financial experts as defined by Item 401(h) of Regulation S-K of the SEC, and are independent within the meaning of Item 7(d)(3)(iv) of Schedule 14A of the Securities Exchange Act of 1934 (as amended). The Audit Committee assists the Board of Directors in fulfilling its responsibilities for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company, and performs such other duties as are directed by the Board. The Committee’s role includes a particular focus on the qualitative aspects of financial reporting to stockholders, and on the Company’s processes to manage business and financial risk, and for compliance with significant applicable legal, ethical and regulatory requirements. The Committee is directly responsible for the appointment of the independent registered public accounting firm engaged to prepare or issue an audit report on the financial statements of the Company and periodically reviews and evaluates their performance and independence from management. All audit and permitted non-audit services are pre-approved by the Committee. Any services not covered by prior pre-approval or services exceeding the pre-approved cost levels, must be approved in advance by the Committee. The Committee acts under a written charter, which was amended and restated

by the Board of Directors during 2004. A copy of the amended and restated Audit Committee Charter is appended to this proxy statement. During 2004, the Audit Committee met five times.

Management has primary responsibility for the Company’s consolidated financial statements. The Company’s independent registered public accounting firm, KPMG LLP, audits the annual consolidated financial statements prepared by management and expresses an opinion as to whether those consolidated financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with U.S. generally accepted accounting principles. Additionally, KPMG LLP conducts quarterly reviews of the Company’s consolidated financial statements in accordance with the Statement on Auditing Standards (“SAS”) No. 100, “Interim Financial Information.” The Audit Committee meets with KPMG LLP in executive session to discuss any matters that the Committee or KPMG LLP believes should be discussed privately with the Audit Committee.

During the year ended December 31, 2004:

The Company’s independent registered public accounting firm discussed with the Audit Committee issues required to be discussed by SAS No. 61 “Communications with Audit Committees” as amended by SAS No. 90, “Audit Committee Communications.”   SAS No. 61, as amended by SAS No. 90, specifies that the discussion should involve management and include such matters as the consistency, clarity and completeness of accounting policies and disclosures.

•       The Audit Committee reviewed the Company’s audited consolidated financial statements, the Company’s unaudited quarterly consolidated financial statements and met with both management and KPMG LLP to discuss those consolidated financial statements. Management has represented to the Audit Committee that those consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles.

•       The Audit Committee has received and reviewed written disclosures from KPMG LLP required by Independent Standards Board Standard No. 1, “Independence Discussions with Audit Committees” (concerning matters that may affect an auditor’s independence) and has discussed with KPMG LLP its independence. The Audit Committee has also considered whether the independent registered public accounting firm’s provision of non-audit services to the Company is compatible with their independence.

•       Based upon its review and the discussions noted above, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004.

The foregoing report is submitted by the Audit Committee in accordance with the requirements of the Securities Exchange Act of 1934 and the rules and regulations there under.

Alvin Abramson (Chair)

William F. Welsh, II

Mark D. Hasebroock

NOMINATING COMMITTEE

The members of the Nominating Committee are directors Welsh (Chair), Abramson and Hasebroock. All members of the Nominating Committee are independent as defined by the AMEX listing requirements. The Nominating Committee acts under a written charter, adopted by the Board of Directors which was appended to the 2004 proxy statement. The Nominating Committee reports to and assists the Board of Directors in identifying individuals for membership to the Board and recommends to the Board the director Nominees for the next Annual Meeting of stockholders. The Nominating Committee did not hold any meetings in 2004.

Director Nomination Process

Nominees are chosen for their ability to represent all of the stockholders, and for their character, judgment, fairness and overall ability. As a group, they are expected to set the appropriate policy for the Company, and to bring to the Board of Directors broad experience in business matters and an insight and awareness of the appropriate and ever-changing role that corporations should have in society. Because the advice of those facing similar problems is of particular value, executive officers of other corporations are desirable nominees.

The following personal criteria will be considered in selecting candidates for the Board of Directors:

•       Independence

•       Wisdom

•       Integrity

•       Understanding and general acceptance of our corporate philosophy

•       Valid business or professional knowledge and experience, that can bear on our strategies and deliberations

•       Proven record of accomplishment

•       Willingness to speak one’s mind

•       Ability to challenge and stimulate management

•       Future orientation

•       Willingness to commit time and energy

The Nominating Committee will also consider proposals for nominees for director from stockholders which are made in writing to the Secretary of the Company and comply with By-Law requirements. The recommendation must contain sufficient background information concerning the nominee to enable a proper judgment to be made as to his or her qualifications. Recommendations must also include a written statement from the candidate expressing a willingness to serve.

PERFORMANCE GRAPH

The following performance graph shows the cumulative total return on the Company’s common stock, the S & P 500 Market Value Index and a peer group for the past five years. The peer group is made up of five corporations (namely Concord Camera Corp., Accom, Inc., Showscan Entertainment, Inc., Videonics, Inc. and Sonic Solutions, Inc.). The peer group is comprised of companies with a market capitalization between approximately $30 million and $50 million, each of which is engaged in the sale of products related to the theater, motion picture or image capturing or image projection businesses. The Company is unable to identify, for comparison purposes, any public industry or line-of-business indices because the small number of companies offering similar or competing products are divisions or subsidiaries of much larger, diversified companies.

The performance graph assumes the value of the investment in the Common Stock and each index was $100 and that all dividends were reinvested.

Ballantyne of Omaha, Inc.
	Cumulative Total Return
	12/99	12/00	12/01	12/02	12/03	12/04
Ballantyne of Omaha, Inc.	$100.00	$6.61	$9.57	$13.22	$50.43	$78.26
S&P 500	$100.00	$90.89	$80.09	$62.39	$80.29	$89.02
Peer Group	$100.00	$129.63	$78.46	$59.80	$129.78	$117.43

STOCKHOLDER PROPOSALS

In accordance with the rules of the Securities and Exchange Commission, stockholder proposals must be received by December 31, 2005 to be considered for inclusion in the Proxy Statement for the 2006 Annual Meeting of Stockholders which is expected to be held in May 2006. It is suggested that any stockholder desiring to submit a proposal, do so by Certified Mail, Return Receipt Requested. Stockholders should also note that, in addition to the requirement of timely receipt by the Board of Directors of a proposal as stated above, such proposal will not be included in the proxy solicitation material for the 2006 Annual Meeting of Stockholders unless it otherwise complies with the requirements of Section 14(a) of the Securities Exchange Act of 1934 and the rules and regulations promulgated and in effect thereunder.

ADDITIONAL INFORMATION

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who beneficially own more than 10% of the Company’s stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive officers, directors, and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Ballantyne believes that all persons, subject to these reporting requirements filed the required reports on a timely basis during 2004.

Independent Registered Public Accountants

KPMG LLP, certified public accountants, are the independent registered public accountants for the Company.

Representatives of KPMG LLP are expected to be present at the stockholders’ meeting and will be given the opportunity to make any statement they might desire and will also be available to respond to appropriate questions from stockholders.

The following table sets forth the aggregate fees for professional service rendered by KPMG LLP for each of the last two fiscal years:

Category of Fee	2004	2003
Audit Fees	$115,408	$102,208
Audit Related Fees(1)	49,607	8,000
Tax Fees(2)	16,830	18,107
All Other Fees	0	0
Total	$181,845	$128,315

(1)          Audit-related fees relate to an audit of the Company’s employee benefit plan, internal control related Sarbanes-Oxley documentation assistance and other accounting compliance assistance.

(2)          Tax fees relate to tax compliance.

The Audit Committee has implemented pre-approval procedures consistent with the rules adopted by the Securities and Exchange Commission.

There were no fees billed by KPMG LLP for the Company’s most recent fiscal year for professional services rendered in connection with financial information systems design and implementation.

KPMG LLP will make a proposal to be selected as the Company’s independent registered public accountants for 2005, which will be considered by the Audit Committee.

Other Matters

The Board of Directors does not know of any other matters to be presented at the Annual Meeting. In the event that other business is properly brought before the meeting, it is the intention of the proxy holders named in the proxy to vote the proxies in accordance with the recommendation of the Board of Directors.

APPENDIX A
AUDIT COMMITTEE CHARTER

PURPOSE

The Audit Committee of the Board of Directors assists the Board of Directors in fulfilling its responsibilities for oversight of the quality and integrity of the accounting, auditing internal controls, and reporting practices of the Company, and performs such other duties as are directed by the Board. The Committee’s role includes a particular focus on the qualitative aspects of financial reporting to shareholders, and on the Company’s processes to manage business and financial risk, and for compliance with significant applicable legal, ethical, and regulatory requirements. The Committee is directly responsible for the appointment of the public accounting firm engaged to prepare or issue an audit report on the financial statements of the Company.

MEMBERSHIP

The membership of the Committee shall consist of at least three independent directors as defined by Section 121A of the American Stock Exchange Company Guide, each of whom is able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, or cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. At least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Each member shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment. Applicable laws and regulations shall be followed in evaluating a member’s independence. The members of the Committee shall be elected by the Board at its annual meeting. The Chairperson shall be appointed by the full Board.

COMMUNICATIONS/REPORTING

The public accounting firm shall report directly to the Committee. The Committee is expected to maintain free and open communication with the public accounting firm, the internal accounting staff, and the Company’s management. This communication shall include private executive sessions, at least annually, with these parties. The Committee Chairperson shall report on the Audit Committee activities to the full Board.

MEETINGS

The Committee shall meet four times a year or more frequently as circumstances require. The Committee may ask members of management or others to attend the meetings.

The agenda for the Committee meetings will be prepared in consultation between the Committee chair and members of the Committee, and when appropriate, with Company’s finance management and the public accounting firm.

RESPONSIBILITIES

The Committee relies on the expertise and knowledge of management, the internal accounting staff and the public accounting firm in carrying out its oversight responsibilities. Management of the Company is responsible for determining the Company’s financial statements are complete, accurate and in accordance with generally accepted accounting principles. The public accounting firm is accountable to the full Board of Directors and the Audit Committee. The public accounting firm is responsible for auditing the Company’s financial statements. It is not the duty of the Committee to plan or conduct audits, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, to conduct investigations, or to assure compliance with laws and regulations or the Company’s internal policies, procedures and controls.

SPECIFIC RESPONSIBILITIES

1.     The Committee will perform such functions as assigned by law, the Company’s charter, bylaws, or the Board of Directors.

2.     Ensure its receipt from the public accounting firm of a formal written statement delineating all relationships between the public accounting firm and the Company consistent with Independent Standards Board, Standard 1, and to actively engage in a dialogue with the public accounting firm with respect to any disclosed relationships or services that may impact the objectivity and independence of the public accounting firm.

3.     Taking or recommending that the full Board of Directors take appropriate action to oversee the independence of the public accounting firm.

4.     Provide a report in the annual proxy that includes the Committee’s review and discussion of matters with management and the independent public accounting firm. In addition, include a copy of the committee charter as an appendix to the proxy statement at least once every three years.

5.     Appoint, approve the compensation of, and provide oversight of the public accounting firm.

6.     Confirm annually the independence of the public accounting firm, quarterly review of the firm’s non-audit services and related fees.

7.     Verify the Committee consists of a minimum of three members who are financially literate, including at least one member who has financial management expertise.

8.     Review with the public accounting firm and the Company’s financial management the adequacy of the Company’s internal controls, including computerized information system controls and security.

9.     Review policies and procedures regarding transactions between the Company and officers and directors that are not a normal part of the Company’s business.

10.   The Committee will meet with management and the public accounting firm to review earnings press releases, as well as Company’s policies with respect to release of financial information and earnings guidance.

11.   Review with management and the independent public auditor the annual and quarterly financial statements of the Company, including: (a) the Company’s disclosures under “Management’s Discussion and Analysis Condition and Results of Operations”; (b) any material changes in accounting principles or practices used in preparing the financial statements prior to the filing of a report on Form 10-K or 10-Q with the Securities and Exchange Commission; and (c) the items required by Statement of Auditing Standards 61 as in effect at that time in the case of annual statements and Statement of Auditing Standards 100 as in effect at that time in the case of the quarterly statements.

12.   In connection with each periodic report of the Company, review management’s disclosure to the Committee under Section 302 of the Sarbanes-Oxley Act, and the contents of the Chief Executive Officers and the Chief Financial Officer certificates to be filed under Section 302 and 906 of the Act.

13.   Meet with the public accounting firm in executive session to discuss any matters that the Committee or the public accounting firm believes should be discussed privately with the Audit Committee.

14.   Meet with the Chief Financial Officer in executive session to discuss any matters that the Committee believes should be discussed with the Audit Committee.

15.   Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

16.   Review and update this charter, at least annually, as conditions dictate.

17.   Conduct an annual performance of the Audit Committee and annually evaluate the adequacy of its Charter.

APPENDIX B
BALLANTYNE OF OMAHA, INC.
2005 EMPLOYEE
STOCK PURCHASE PLAN

1.   DEFINITIONS

The following terms shall have the meanings set forth below:

(a)   “Base Pay” shall mean an Eligible Employee’s basic or regular compensation from the Corporation, and its Subsidiaries, excluding overtime, shift premiums, incentive payments, commissions, bonuses and other non-basic compensation items.

(b)   “Board” shall mean the board of directors of the Corporation.

(c)   “Business Day” shall mean any day of the week other than Saturday or Sunday.

(d)   “Code” shall mean the United States Internal Revenue Code of 1986, as amended.

(e)   “Committee” shall have the meaning ascribed to that term in Section 9.1 hereof.

(f)    “Common Stock” shall mean the common stock, $.01 par value per share, of the Corporation.

(g)   “Corporate Secretary” shall mean the Corporate Secretary of the Corporation.

(h)   “Corporation” shall mean Ballantyne of Omaha, Inc., a Delaware corporation.

(i)    “Dispositive Act” shall have the meaning ascribed to that term in Section 10.4 hereof.

(j)    “Eligible Employee” shall mean, as of any applicable Offering Date, each Employee who has been in the continuous employ of the Corporation or any of its Subsidiaries for at least ninety (90) days.

(k)   “Employee” shall mean each employee of the Corporation or any of its Subsidiaries including, but not limited to, executive officers and directors who are also employees of the Corporation and/or its Subsidiaries, provided that such employee’s customary work week is more than twenty (20) hours per week.

(l)    “1933 Act” shall mean the Securities Act of 1933, as amended.

(m)  “1934 Act” shall mean the Securities Exchange Act of 1934, as amended.

(n)   “Offering Date” shall mean the first Business Day in November in each of the years 2005 through 2009.

(o)   “Offering Period” shall mean each of the periods commencing on an Offering Date and ending on the Purchase Date in the year immediately following such Offering Date.

(p)   “Option” shall mean a right granted pursuant to the Plan to purchase Common Stock in an amount determined in accordance with the terms of the Plan.

(q)   “Participant”, as it relates to an Offering Period, shall mean each Eligible Employee who has executed a subscription and payroll deduction agreement in accordance with Section 3.1 of the Plan.

(r)    “Plan” shall mean the Ballantyne of Omaha, Inc. 2005 Employee Stock Purchase Plan.

(s)    “Purchase Date” shall mean the last Business Day in October in each of the years 2006 through 2010.

(t)    “Stock Price”, as of a specified date, shall mean the average of the highest and lowest market prices of a share of Common Stock on the American Stock Exchange on such date as reported in the Eastern Edition of The Wall Street Journal, or if no trading of Common Stock is reported for that day, the next preceding day on which trading was so reported. In the event that the Common Stock is not then traded on the American Stock Exchange, the Stock Price shall be determined by reference to the principal market or exchange on which the Common Stock is then traded.

(u)   “Subsidiary” shall mean any corporation of which the Corporation, directly or indirectly, is the beneficial owner of fifty percent (50%) or more of the total voting power of all classes of its stock having voting power and which qualifies as a subsidiary corporation pursuant to Section 424 of the Code.

2.   PURPOSE

The purpose of the Plan is to provide a method by which Eligible Employees may purchase Common Stock on a discounted basis through payroll deductions. The Corporation believes that participation in the 2005 Plan provides Eligible Employees at all levels with a greater incentive to contribute to the success of the Corporation. It is the intention of the Corporation to have the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code. The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of Section 423 of the Code.

3.   PARTICIPATION

3.1        Commencement of Participation.   Prior to each Offering Date, the Corporation shall make subscription and payroll deduction agreements available to all Eligible Employees. To subscribe for Common Stock in connection with an Offering Period, an Eligible Employee must complete, execute and deliver a subscription and payroll deduction agreement to the Corporate Secretary prior to such Offering Date. Eligible Employees who desire to participate in a subsequent Offering Period under the Plan must execute and deliver a separate subscription and payroll deduction agreement to the Corporate Secretary. Payroll deductions for a Participant shall commence on the applicable Offering Date when his or her subscription and payroll deduction agreement becomes effective and shall end on the Purchase Date to which such agreement is applicable unless sooner terminated as provided in Section 8.

3.2        Restrictions on Participation.   Notwithstanding any provisions of the Plan to the contrary, no Eligible Employee shall be granted an Option:

(a)   if, immediately after such grant, such Eligible Employee would for purposes of Section 423(b)(3) of the Code own stock, and/or hold outstanding options to purchase stock, possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or of any Subsidiary (for purposes of this paragraph, the rules of Section 424(d) of the Code shall apply in determining stock ownership of any Eligible Employee); or

(b)   which permits his or her rights to purchase stock under all employee stock purchase plans of the Corporation or any Subsidiary to accrue at a rate which pursuant to Section 423(b)(8) of the Code exceeds $25,000 of the fair market value of such stock (determined at the time such Option is granted) for each calendar year in which such Option is outstanding at any time.

4.   COMMON STOCK SUBJECT TO THE PLAN

4.1        Offering Period Amounts.   The maximum number of shares of Common Stock which may be sold pursuant to Options exercised under the Plan is 150,000, subject to adjustment upon changes in capitalization of the Corporation as provided in Section 4.3. The maximum number of shares of Common Stock purchasable by all Eligible Employees during an Offering Period, subject to adjustment upon changes in capitalization of the Corporation as provided in Section 4.3, shall be as follows:  (a) during the Offering Period ending in October 2006, 30,000 shares of Common Stock; (b) during the Offering Period ending in October 2007, one-fourth of the shares of Common Stock remaining available for purchase under the Plan; (c) during the Offering Period ending in October 2008, one-third of the shares of Common Stock remaining available for purchase under the Plan; (d) during the Offering Period ending in October 2009, one-half of the shares of Common Stock remaining available for purchase under the Plan; and (e) during the Offering Period ending in October 2010, all of the shares of Common Stock remaining available for purchase under the Plan. In the event of an oversubscription for shares of Common Stock during any Offering Period, the Committee shall make a pro rata allocation of the shares of Common Stock available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable. In such event, the Corporation shall give written notice of such allocation to each Eligible Employee affected thereby and the surplus of the payroll deductions credited to the account of each such Eligible Employee shall be returned to him or her as promptly as possible.

4.2        Source of Common Stock.   The Common Stock to be issued upon the exercise of Options shall be authorized and unissued shares of Common Stock. If for any reason shares of Common Stock as to which an Option has been granted cease to be subject to purchase thereunder, then such shares of Common Stock again shall be available for issuance pursuant to Options.

4.3        Adjustment Upon Changes in Capitalization.   Subject to any required action by the stockholders of the Corporation, if, while any Options are outstanding, the outstanding shares of Common Stock have increased, decreased, changed into or been exchanged for a different number of shares or securities of the Corporation through reorganization, merger, subdivision, consolidation, recapitalization, reclassification, stock split, reverse stock split, stock dividend or similar transaction, the Committee may make appropriate and proportionate adjustments:  (a) in the number and/or kind of shares which are subject to purchase under outstanding Options; (b) to the Stock Price applicable to such outstanding Options; and (c) the number and/or kind of shares which may be offered in each subsequent Offering Period. In no event, however, shall adjustments be made for the conversion of any convertible securities of the Corporation or the exercise of any option or warrant to purchase securities of the Corporation.

5.   PAYROLL DEDUCTIONS

5.1        Amount of Deduction.   At the time a Participant files his or her subscription and payroll deduction agreement, he or she shall elect to have payroll deductions made on each payday during the Offering Period at a rate not exceeding ten percent (10%) of his or her Base Pay as in effect on the Offering Date.

5.2        Participant’s Account.   All payroll deductions made for a Participant shall be credited to his or her account under the Plan. A Participant may not make any separate cash payments into such account.

5.3        Changes in Payroll Deductions.   A Participant may withdraw from the Plan as provided in Section 8, or may decrease (but not increase) the rate of his or her payroll deductions a maximum of once during the Offering Period by completing and filing with the Corporate Secretary a new subscription and payroll deduction agreement. In the event a Participant elects to decrease the rate of his or her payroll deductions, such decrease shall become effective no later than fifteen (15) days after the Corporate Secretary’s receipt of the new subscription and payroll deduction agreement.

5.4        Form of Payment.   Payment for shares of Common Stock purchased under the Plan shall be made in United States dollars. Participants who are paid in foreign currency must make an arrangement with their employer to pay for shares of Common Stock purchased under the Plan in United States dollars.

6.   GRANT OF OPTIONS

6.1        Entitlement.   On each Offering Date, each Participant shall be deemed to have been granted an Option by the Corporation to purchase that number of whole shares of Common Stock determined by dividing the aggregate amount of the Participant’s payroll deductions which will be made during the Offering Period (not to exceed an amount equal to ten percent (10%) of his or her Base Pay during the Offering Period) by the lesser of:  (a) eighty-five percent (85%) of the Stock Price on the Offering Date, or (b) eighty-five percent (85%) of the Stock Price on the Purchase Date; provided, however, that, subject to Section 3.2(b), the maximum number of shares of Common Stock that can be purchased pursuant to any Option is two thousand (2,000).

6.2        Option Price.   The per share price at which Common Stock will be sold upon exercise of an Option shall be equal to the lesser of:  (a) eighty-five percent (85%) of the Stock Price on the Offering Date, or (b) eighty-five percent (85%) of the Stock Price on the Purchase Date.

7.   EXERCISE OF OPTION

7.1        Automatic Exercise.   Unless a Participant gives written notice as hereinafter provided, his or her Option shall be deemed to have been exercised automatically on the Purchase Date for the maximum number of whole shares of Common Stock which may be purchased under such Option with the accumulated payroll deductions in his or her account on the Purchase Date, and any surplus cash in his or her account at that time will be returned to him or her, without interest, as promptly as practicable thereafter.

7.2        Fractional Shares.   Fractional shares of Common Stock will not be issued under the Plan and any accumulated payroll deductions which would have been used to purchase fractional shares of Common Stock will be returned to each Participant as promptly  as practicable following the termination of an Offering Period without interest.

7.3        Exercise of Option.   During a Participant’s lifetime, Options held by such Participant shall be exercisable only by that Participant.

7.4        Delivery of Stock Certificates.   As promptly as practicable after the Purchase Date of each Offering Period, the Corporation will deliver to each Participant, one or more certificates representing the number of shares of Common Stock purchased upon exercise of his or her Option.

8.   WITHDRAWAL

8.1        General.   A Participant may withdraw all, but not less than all, of the accumulated payroll deductions credited to his or her account under the Plan at any time prior to the Purchase Date by giving written notice to the Corporate Secretary. All of the Participant’s payroll deductions credited to his or her account will be paid to him or her as promptly as practicable after receipt of his or her notice of withdrawal, and no further payroll deductions for the purchase of shares of Common Stock will be made during such Offering Period. The Corporation may, at its option, treat any attempt to borrow by a Participant on the security of his or her accumulated payroll deductions as an election to withdraw such deductions.

8.2        Effect on Subsequent Participation.   A withdrawal from the Plan by a Participant not subject to Section 16 of the 1934 Act will not have any effect upon his or her eligibility to participate in any succeeding Offering Period or in any similar plan which may hereafter be adopted by the Corporation. Each Participant subject to Section 16 of the 1934 Act who withdraws from the Plan must wait at least six (6) months from the date of his or her withdrawal before participating in the Plan again.

8.3        Termination of Employment Not Attributable to Death.   Upon the termination of a Participant’s employment for any reason other than death, such Participant shall elect, by written notice given to the Corporate Secretary within ten (10) Business Days of the effective date of his or her termination, either:

(a)   to be paid all of the payroll deductions credited to his or her account under the Plan, without interest, as promptly as practicable; or

(b)   to discontinue contributions to the Plan but remain a Participant.

In the event that no such written election shall be timely received by the Corporate Secretary, the Participant shall automatically be deemed to have elected, pursuant to clause (b) of this Section  8.3, to discontinue his or her contributions to the Plan but remain a Participant.

8.4        Termination of Employment Due to Death.   Upon the termination of a Participant’s employment because of his or her death, his or her beneficiary (as defined in Section 10.3) shall elect, by written notice given to the Corporate Secretary prior to the earlier of the Purchase Date or the expiration of a period of sixty (60) days commencing with the date of the death of the Participant, either:

(a)   to be paid all of the payroll deductions credited to such Participant’s account under the Plan, without interest, as promptly as practicable; or

(b)   to exercise such Participant’s Option on the Purchase Date next following the date of such Participant’s death for the purchase of that number of whole shares of Common Stock which may be purchased at the applicable Stock Price with the accumulated payroll deductions in such Participant’s account on the date of his or her death, and any surplus cash in such account will be returned to said beneficiary without interest as promptly as practicable after the Purchase Date.

In the event that no such written notice of election shall be timely received by the Corporate Secretary, the beneficiary shall automatically be deemed to have elected, pursuant to clause (b) of this Section 8.4, to exercise the deceased Participant’s Option.

9.   ADMINISTRATION

9.1        Appointment of Committee.   The Board shall appoint a committee (the “Committee”) to administer the Plan, which shall consist of no less than two (2) members of the Board. The Plan shall be administered in a manner that assures all Participants the same rights and privileges. Members of the Committee who are Eligible Employees are permitted to participate in the Plan.

9.2        Authority of Committee.   Subject to the express provisions of the Plan, the Committee shall have plenary authority in its discretion to interpret and construe any and all provisions of the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations deemed necessary or advisable for administering the Plan. The Committee’s determination on the foregoing matters shall be conclusive.

9.3        Rules Governing the Administration of the Committee.   The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it shall deem advisable and may hold telephonic meetings. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. The Committee may correct any defect or omission or reconcile any inconsistency in the Plan, in the manner and to the extent it shall deem desirable. Any decision or determination reduced to writing and signed by a majority of the members of the Committee shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held. The

Committee may appoint a secretary and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

9.4        Liability.   No member of the Board or the Committee shall be liable for any action or determination made in good faith by the Board or the Committee with respect to the Plan or any Option granted thereunder.

10.   MISCELLANEOUS

10.1     Stockholders’ Rights.   A Participant will have no interest or voting right in the shares of Common Stock covered by his or her Option until such Option has been exercised.

10.2     Registration of Common Stock.   The shares of Common Stock to be delivered to a Participant under the Plan will be registered in the name of the Participant or, if the Participant so directs by written notice to the Corporate Secretary prior to the Purchase Date applicable thereto, in the names of the Participant and one such other person as may be designated by the Participant, as joint tenants with rights of survivorship or as tenants by the entireties, to the extent permitted by applicable law.

10.3     Designation of Beneficiary.   A Participant may file a written designation of a beneficiary who is to receive any shares of Common Stock and/or cash upon his or her death. Such designation of beneficiary may be changed by the Participant at any time by written notice to the Corporate Secretary. Upon the death of a Participant and the receipt by the Corporation of proof of identity and existence at the time of such Participant’s death of a beneficiary validly designated by him or her under the Plan, the Corporation shall deliver such shares of Common Stock and/or cash to such beneficiary. In the event that a beneficiary validly designated under the Plan by a Participant is not living at the time of such Participant’s death, (a) the Corporation shall deliver such shares of Common Stock and/or cash to the executor or administrator of the estate of the Participant, or (b) if no such executor or administrator has been appointed (to the knowledge of the Corporation), the Corporation, in its discretion, may deliver such shares of Common Stock and/or cash to the spouse or to any one or more dependents of the Participant as the Corporation may designate. No beneficiary shall, prior to the death of the Participant by whom he or she has been designated, acquire any interest in the shares of Common Stock and/or cash credited to such Participant’s account under the Plan.

10.4     Transferability.   Neither payroll deductions credited to a Participant’s account nor any rights with regard to the exercise of an Option or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged, hypothecated or otherwise disposed of by the Participant, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process (each a “Dispositive Act”), other than by will or the laws of descent and distribution. Any attempted Dispositive Act shall be without effect, except that the Corporation may treat such act as an election to withdraw from the Plan in accordance with Section 8.

10.5     Resale Restriction.   Each Participant subject to Section 16 of the 1934 Act who purchases shares of Common Stock under the Plan may not sell or otherwise transfer such shares of Common Stock for at least six (6) months from the applicable Purchase Date.

10.6     Treatment of Proceeds.   All payroll deductions and other amounts received or held by the Corporation under the Plan may be used by the Corporation or its Subsidiaries for any corporate purpose, and neither the Corporation nor any of its Subsidiaries shall be obligated to segregate such funds.

10.7     No Interest.   No interest shall accrue on the payroll deductions or other amounts contributed by a Participant under the Plan.

10.8     Securities Law Requirements.   The Corporation shall not be obligated to deliver any shares of Common Stock upon the exercise of an Option unless and until:  (a) the Corporation and the Participant have taken all actions required to register such shares of Common Stock under the 1933 Act or perfect an exemption from the registration requirements thereof; (b) any applicable requirement of the American Stock Exchange or any stock exchange on which the Common Stock is listed has been satisfied; and (c) any other applicable provision of state or Federal law has been satisfied. The Corporation shall be under no obligation to register the shares of Common Stock subject to the Plan under the 1933 Act or to effect compliance with the registration or qualification requirements of any state securities laws.

10.9     Termination and Amendment.   The Board may, insofar as permitted by law, from time to time, with respect to any shares of Common Stock at the time not subject to Options, suspend or terminate the Plan or revise or amend the Plan in any respect whatsoever. However, unless the Board specifically otherwise provides, any revision or amendment that would cause the Plan to fail to comply with Rule 16b-3 under the 1934 Act, Section 423 of the Code or any other requirement of applicable law or regulation if such revision or amendment was not approved by the stockholders of the Corporation shall not be effective unless and until such approval is obtained. Furthermore, no suspension, termination or amendment of the Plan that would adversely affect the right of any Participant with respect to an Option previously granted will be effective without the written consent of the affected Participant.

10.10   Effective Date.   The Plan shall become effective as of November 1, 2005, subject to approval by the holders of the majority of the shares of Common Stock present and represented at a special and/or annual meeting of the stockholders held within twelve (12) months before or after such date. If the Plan is not so approved, the Plan shall not become effective.

10.11   No Right to Continue Employment or Services.   Nothing contained in the Plan or in any instrument executed pursuant to the Plan will confer upon any Participant any right to continue to render services to the Corporation or its Subsidiaries; to continue as a director, officer or employee of the Corporation or its Subsidiaries; or affect the right of the Corporation, a Subsidiary, the Board, the board of directors of a Subsidiary, or the shareholders of the Corporation or a Subsidiary, as applicable, to terminate the directorship, office or employment, as the case may be, of any Participant at any time with or without cause, reason or justification.

10.12   Effect of Plan.   The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Participant, including, without limitation, such Participant’s estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Participant.

10.13   Reports.   Individual accounts will be maintained for each Participant. Statements of account will be furnished to each Participant within a reasonable period of time following each Purchase Date. Each such statement shall set forth the aggregate amount of payroll deductions made on behalf of the Participant during the Offering Period, the Stock Price used to purchase shares of Common Stock, the number of shares of Common Stock purchased  by such Participant, and the amount, if any, of the surplus cash not used to purchase shares of Common Stock on the Purchase Date.

10.14   Notices.   All notices or communications by a Participant to the Corporation under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Corporation at the location, or by the individual, designated by the Corporation for the receipt thereof.

10.15   Governing Law.   The Plan and all actions taken thereunder shall be enforced, governed and construed by and interpreted under the laws of the State of Delaware applicable to contracts made and to be performed wholly within such State without giving effect to the principles of conflict of laws thereof.

10.16   Headings.   The headings contained in the Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan.

10.17   Costs of the Plan.   The costs and expenses of administering the Plan shall be borne by the Corporation.

10.18   Other Compensation Arrangements.   Nothing contained in the Plan shall prevent the Board from adopting other compensation arrangements, subject to stockholder approval if such approval is required. Such other arrangements may be either generally applicable or applicable only in specific cases.

10.19   Corporate Flexibility.   The existence of the Plan and the Options granted thereunder shall not affect or restrict in any way the right or power of the Board or the stockholders of the Corporation, in their sole and absolute discretion, to make, authorize or consummate any adjustment, recapitalization,  reorganization or other change in the Corporation’s capital structure or its business, any merger or consolidation of the Corporation, any issue of bonds, debentures, common stock, preferred or prior preference stock ahead of or affecting the Corporation’s capital stock or the rights thereof, the dissolution or liquidation of the Corporation or any sale or transfer of all or any part of its assets or business, or any other grant of rights, issuance of securities, transaction, corporate act or proceeding and notwithstanding the fact that any such activity, proceeding, action, transaction or other event may have, or be expected to have, an impact (whether positive or negative) on the value of any Option.

11.   EXECUTION

To record the adoption of the Plan to read as set forth herein, the Company has caused the Plan to be signed by its President and attested by its Secretary on March 23, 2005.

BALLANTYNE OF OMAHA, INC.
		BY:	/s/ JOHN P. WILMERS
John P. Wilmers, President
ATTEST:
By:	/s/ BRAD FRENCH
Brad French, Secretary

APPENDIX C
BALLANTYNE OF OMAHA, INC.
2005 OUTSIDE DIRECTORS
STOCK OPTION PLAN

1.   NAME.

The name of this Plan is the Ballantyne of Omaha, Inc. 2005 Outside Directors Stock Option Plan.

2.   DEFINITIONS.

For the purposes of the Plan, the following terms shall be defined as set forth below:

(a)    “Affiliate” means any partnership, corporation, firm, joint venture, association, trust, limited liability company, unincorporated organization or other entity (other than a Subsidiary) that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with the Company. The term “controlled by” means the possession, direct or indirect, of the power to cause the direction of the management and policies of such entity, whether through the ownership of voting interests or voting securities, as the case may be, by contract or otherwise.

(b)   “Board” means the board of directors of the Company.

(c)    “Chairman” means the individual appointed by the Board to serve as the chairman of the Committee.

(d)   “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the Treasury regulations promulgated thereunder.

(e)    “Committee” means the committee appointed by the Board to administer the Plan as provided in Section 4(a).

(f)    “Common Stock” means the common stock, $.01 par value per share, of the Company or any security of the Company identified by the Committee as having been issued in substitution or exchange therefor or in lieu thereof.

(g)    “Company” means Ballantyne of Omaha, Inc., a Delaware corporation.

(h)   “Effective Date” means September 7, 2005.

(i)    “Employee” means an individual whose wages are subject to the withholding of federal income tax under Section 3401 of the Code.

(j)     “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute.

(k)   “Fair Market Value” of a Share as of a specified date means the average of the highest and lowest market prices of a Share on the American Stock Exchange on such date as reported in the Eastern Edition of The Wall Street Journal or, if no trading of Common Stock is reported for that day, the next preceding day on which trading was reported. In the event the Common Stock is not then traded on the American Stock Exchange, the Fair Market Value of a Share shall be determined by reference to the principal market or exchange on which the Shares are then traded.

(l)    “Non-Employee Director” means an individual who:  (i) is now, or hereafter becomes, a member of the Board; (ii) is neither an Employee nor an Officer of the Company or of any Subsidiary or Affiliate on the date of the grant of the NQSO; and (iii) has not elected to decline to participate in the Plan pursuant to the immediately succeeding sentence. A director otherwise eligible to participate in the Plan may make an irrevocable, one-time election, by written notice to the Corporate Secretary of the Company and the Chairman within thirty days after his initial election or appointment to the Board to decline to participate in the Plan.

(m)  “NQSO” means an option that is not qualified under Section 422 of the Code.

(n)   “Officer” means an individual elected or appointed by the Board or by the board of directors of a Subsidiary, or chosen in such other manner as may be prescribed by the by-laws of the Company or a Subsidiary, as the case may be, to serve as such. A Chairman of the Board who is not also an employee of the Company shall not be considered an Officer.

(o)   “Participant” means a Non-Employee Director who is granted a NQSO under the Plan.

(p)   “Plan” means this 2005 Outside Directors Stock Option Plan.

(q)   “Rule 16b-3” means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor or replacement rule adopted by the Securities and Exchange Commission.

(r)    “Share” means one share of Common Stock, adjusted in accordance with Section 9(b), if applicable.

(s)    “Stock Option Agreement” means the written agreement between the Company and the Participant that contains the terms and conditions pertaining to the NQSO.

(t)    “Subsidiary” means any corporation or entity of which the Company, directly or indirectly, is the beneficial owner of fifty percent (50%) or more of the total voting power of all classes of its stock having voting power, unless the Committee shall determine that any such corporation or entity shall be excluded hereunder from the definition of the term Subsidiary.

3.   PURPOSE.

The purpose of the Plan is to enable the Company to provide incentives, which are linked directly to increases in stockholder value, to Non-Employee Directors in order that they will be encouraged to serve on the Board and exert their best efforts on behalf of the Company.

4.   ADMINISTRATION.

(a)    Composition of the Committee.

The Plan shall be administered by a Committee appointed by the Board consisting of no less than two individuals. Members of the Committee need not be members of the Board, Officers or Employees of the Company. Members of the Committee shall not be entitled to participate in the Plan. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board. The Board shall appoint one of the members of the Committee as Chairman.

(b)   Actions by the Committee.

The Committee shall hold meetings at such times and places as it may determine. Acts approved by a majority of the members of the Committee present at a meeting at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

(c)    Powers of the Committee.

The Committee shall have the authority to administer the Plan in its sole and absolute discretion; provided, however, that the Committee shall have no authority to grant NQSOs, to determine the number of Shares subject to NQSOs or the price at which each Share covered by a NQSO may be purchased pursuant to the Plan, all of which shall be automatic as described in Section 8. To this end, the Committee is authorized to construe and interpret the Plan and to make all other determinations necessary or advisable for the administration of the Plan. Subject to the foregoing, any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive and binding upon all Participants and any person validly claiming under or through a Participant.

(d)   Liability of Committee Members.

No member of the Board or the Committee will be liable for any action or determination made in good faith by the Board or the Committee with respect to the Plan or any grant or exercise of a NQSO thereunder.

(e)    NQSO Accounts.

The Committee shall maintain a journal in which a separate account for each Participant shall be established. Whenever NQSOs are granted to or exercised by a Participant, the Participant’s account shall be appropriately credited or debited. Appropriate adjustment shall also be made in the journal with respect to each account in the event of an adjustment pursuant to Section 9(b).

5.   EFFECTIVE DATE AND TERM OF THE PLAN.

(a)    Effective Date of the Plan.

The Plan was adopted by the Board on March 23, 2005, to become effective on September 7, 2005, subject to approval by the stockholders of the Company at a meeting duly called and held within twelve months following the date of adoption.

(b)   Term of Plan.

No NQSO shall be granted pursuant to the Plan on or after September 7, 2015, but NQSOs theretofore granted may extend beyond that date.

6.   SHARES SUBJECT TO THE PLAN.

The maximum aggregate number of Shares which may be subject to NQSOs granted to Non-Employee Directors under the Plan shall be 300,000 Shares. The limitation on the number of Shares which may be subject to NQSOs under the Plan shall be subject to adjustment as provided in Section 9(b).

If any NQSO granted under the Plan expires or is terminated for any reason without having been exercised in full, the Shares allocable to the unexercised portion of such NQSO shall again become available for grant pursuant to the Plan. At all times during the term of the Plan, the Company shall reserve and keep available for issuance such number of Shares as the Company is obligated to issue upon the exercise of all then outstanding NQSOs.

7.   SOURCE OF SHARES ISSUED UNDER THE PLAN.

Common Stock issued under the Plan shall be authorized and unissued Shares. No fractional Shares shall be issued under the Plan.

8.   NON-QUALIFIED STOCK OPTIONS.

(a)    Grant of NQSOs.

Any Non-Employee Director who first becomes a member of the Board on or after the Effective Date, shall be granted NQSOs to purchase 23,625 Shares automatically on the next succeeding business day following his election to the Board. In addition to the initial NQSO grants, NQSOs to purchase 23,625 Shares shall be granted automatically to each Non-Employee Director on the next succeeding business day after the third consecutive annual meeting of the shareholders following his initial NQSO grant, and on the next succeeding business day after every third consecutive annual meeting of the shareholders thereafter during the term of the Plan, provided that said Non-Employee Director continues to be a member of the Board on the date of each such additional grant. NQSOs shall be granted in the aforesaid manner until the date on which the Shares available for grant shall no longer be sufficient to permit grants of NQSOs covering 23,625 Shares to be made to each Non-Employee Director entitled to a grant as of such date, in which event the Shares then available for grant shall be allocated on a pro rata basis among the Non-Employee Directors entitled to a grant of NQSOs as of such date. The provisions of this Section shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or the rules thereunder.

(b)   Exercise Price.

Each Share covered by a NQSO may be purchased at a purchase price equal to the Fair Market Value of a Share on the date of the NQSO grant. The provisions of this Section shall not be amended more than once every six months, other than to comport with changes in the Code, ERISA, or the rules thereunder.

(c)    Terms and Conditions.

All NQSOs granted pursuant to the Plan shall be evidenced by a Stock Option Agreement (which need not be the same for each Participant or NQSO), approved by the Committee which shall be subject to the following express terms and conditions and to the other terms and conditions specified in this Section 8, and to such other terms and conditions as shall be determined by the Committee in its sole and absolute discretion which are not inconsistent with the terms of the Plan:

(i)             Except as set forth in Section 10, all NQSOs granted to a Participant shall vest and become first exercisable as follows:

(1)         7,875 shares on the next succeeding business day following the Participant’s initial election to the Board.

(2)         Thereafter, 7,875 shares on the next succeeding business day following each annual meeting of the Stockholders of the Company.

(ii)         the failure of a NQSO to vest for any reason whatsoever shall cause the NQSO to expire and be of no further force or effect;

(iii)     unless terminated earlier pursuant to Sections 8(f) or 10, the term of each NQSO shall be five years from the date of the grant;

(iv)       NQSOs shall not be transferable by the Participant otherwise than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by him or by his guardian or legal representative;

(v)           no NQSO or interest therein may be transferred, assigned, pledged or hypothecated by the Participant during his lifetime whether by operation of law or otherwise, or be made subject to execution, attachment or similar process; and

(vi)       payment for the Shares to be received upon exercise of a NQSO may be made in cash, in Shares (determined with reference to their Fair Market Value on the date of exercise) or any combination thereof.

(d)          Additional Means of Payment.

Any Stock Option Agreement may, in the sole and absolute discretion of the Committee, permit payment by any other form of legal consideration consistent with applicable law and any rules and regulations relating thereto, including, but not limited to, the execution and delivery of a full recourse promissory note (bearing interest at a rate not less than the prime rate announced as then being in effect by the Company’s principal lender and whose maturity date shall not exceed beyond ten years) by the Participant to the Company.

(e)    Exercise.

The holder of a NQSO may exercise the same by filing with the Corporate Secretary of the Company and the Chairman a written election, in such form as the Committee may determine, specifying the number of Shares with respect to which such NQSO is being exercised. Such notice shall be accompanied by payment in full of the exercise price for such Shares. Notwithstanding the foregoing, the Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent the holder from exercising the Option with respect to the full number of Shares as to which the Option is then exercisable.

(f)    Termination of NQSOs.

NQSOs granted under the Plan shall be subject to the following events of termination:

(i)             in the event a Participant is removed from the Board for cause (as contemplated by the Company’s by-laws), all unexercised NQSOs held by such Participant on the date of such removal (whether or not vested) will expire immediately;

(ii)         in the event a Participant is no longer a member of the Board, other than by reason of removal for cause, all NQSOs which remain unvested at the time the Participant is no longer a member of the Board shall expire immediately, and all NQSOs which have vested prior to such time shall expire twelve months thereafter unless by their terms they expire sooner; and

(iii)     in the event a Participant becomes an Officer or Employee of the Company or a Subsidiary (whether or not such Participant remains a member of the Board) all NQSOs which remain unvested at the time such Participant becomes an Officer or Employee of the Company shall expire immediately, and all NQSOs which have vested prior to such time shall expire twelve months thereafter unless by their terms they expire sooner.

9.   RECAPITALIZATION.

(a)    Corporate Flexibility.

The existence of the Plan and the NQSOs granted hereunder shall not affect or restrict in any way the right or power of the Board or the stockholders of the Company, in their sole and absolute discretion, to make, authorize or consummate any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the

Company, any issue of bonds, debentures, common stock, preferred or prior preference stocks ahead of or affecting the Company’s capital stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other grant of rights, issuance of securities, transaction, corporate act or proceeding and notwithstanding the fact that any such activity, proceeding, action, transaction or other event may have, or be expected to have, an impact (whether positive or negative) on the value of any NQSO.

(b)   Adjustments Upon Changes in Capitalization.

Except as otherwise provided in Section 10 below and subject to any required action by the stockholders of the Company, in the event of any change in capitalization affecting the Common Stock of the Company, such as a stock dividend, stock split or recapitalization, the Committee shall make proportionate adjustments with respect to:  (i) the aggregate number of Shares available for issuance under the Plan; (ii) the number of Shares subject to each grant under the Plan; (iii) the number and exercise price of Shares subject to outstanding NQSOs; and (iv) such other matters as shall be appropriate in light of the circumstances; provided, however, that the number of Shares subject to any NQSO shall always be a whole number and that no such adjustment shall be made if the adjustment would cause the Plan to fail to comply with the “formulate award” exception, as set forth in Rule 16b-3(c)(2)(ii) of the Exchange Act, for grants of NQSOs to non-employee directors.

10.   CHANGE OF CONTROL.

In the event of a Change of Control (as defined below), all Options not vested on or prior to the effective time of any such Change of Control shall immediately vest as of such effective time. The Committee in its discretion may make provisions for the assumption of outstanding Options, or the substitution for outstanding Options of new incentive awards covering the stock of a successor corporation or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices so as to prevent dilution or enlargement of rights; provided, however, that no such adjustment shall be made if the adjustment would cause the Plan to fail to comply with the “formula award” exception, as set forth in Rule 16b-3(c)(2)(ii) of the Exchange Act, for grants of NQSOs to non-employee directors.

A “Change of Control” will be deemed to occur on the date any of the following events occur:

(a)    any person or persons acting together which would constitute a “group” for purposes of Section 13(d) of the Exchange Act (other than the Company, any Subsidiary and any entity beneficially owned by any of the foregoing), beneficially own (as defined in Rule 13d-3 under the Exchange Act) without Board approval, directly or indirectly, at least 30% of the total voting power of the Company entitled to vote generally in the election of the Board;

(b)   either (i) the Current Directors (as herein defined) cease for any reason to constitute at least a majority of the members of the Board (for these purposes, a “Current Director” means any member of the Board as of the Effective Date, and any successor of a Current Director whose election, or nomination for election by the Company’s shareholders, was approved by at least a majority of the Current Directors then on the Board) or (ii) at any meeting of the stockholders of the Company called for the purpose of electing directors, a majority of the persons nominated by the Board for election as directors fail to be elected;

(c)    the stockholders of the Company approve (i) a plan of complete liquidation of the Company, or (ii) an agreement providing for the merger or consolidation of the Company (A) in which the Company is not the continuing or surviving corporation (other than consolidation or merger with a wholly-owned subsidiary of the Company in which all Shares outstanding immediately prior to the effectiveness thereof are changed into or exchanged for the same consideration) or (B) pursuant to which the Shares are converted into cash, securities or other property, except a consolidation or merger of the Company in which the holders of the Shares immediately prior to the consolidation or merger have, directly or indirectly, at least a majority of the common stock of the continuing or surviving corporation immediately after such consolidation or merger or in which the Board immediately prior to the merger or consolidation would, immediately after the merger or consolidation, constitute a majority of the board of directors of the continuing or surviving corporation; or

(d)   the stockholders of the Company approve an agreement (or agreements) providing for the sale or other disposition (in one transaction or a series of transactions) of all or substantially all of the assets of the Company.

11.   SECURITIES LAW REQUIREMENTS.

No Shares shall be issued under the Plan unless and until:  (i) the Company and the Participant have taken all actions required to register the Shares under the Securities Act of 1933, as amended, or perfect an exemption from the registration requirements thereof; (ii) any applicable requirement of the American Stock Exchange or any stock exchange on which the Common Stock is listed has been satisfied; and (iii) any other applicable provision of state or federal law has been satisfied. The Company shall be under no obligation to register the Shares under the Securities Act of 1933, as amended, or to effect compliance with the registration or qualification requirements of any state securities laws.

12.   AMENDMENT AND TERMINATION.

(a)    Modifications to the Plan.

The Board may, insofar as permitted by law, from time to time, with respect to any Shares at the time not subject to NQSOs, suspend or terminate the Plan or, subject to Sections 8(a) and 8(b), revise or amend the Plan in any respect whatsoever. However, unless the Board specifically otherwise provides, any revision or amendment that would cause the Plan to fail to comply with Rule 16b-3 or any other requirement of applicable law or regulation if such amendment were not approved by the stockholders of the Company shall not be effective unless and until such approval is obtained.

(b)   Rights of Participant.

No amendment, suspension or termination of the Plan that would adversely affect the right of any Participant with respect to a NQSO previously granted under the Plan will be effective without the written consent of the affected Participant.

13.   MISCELLANEOUS.

(a)    Stockholders’ Rights.

No Participant and no beneficiary or other person claiming under or through such Participant shall acquire any rights as a stockholder of the Company by virtue of such Participant having been granted a NQSO under the Plan. No Participant and no beneficiary or other person claiming under or through such Participant will have any right, title or interest in or to any Shares, allocated or reserved under the Plan or subject to any NQSO except as to Shares, if any, that have been issued or transferred to such Participant. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of exercise.

(b)   Other Compensation Arrangements.

Nothing contained in the Plan shall prevent the Board from adopting other compensation arrangements, subject to stockholder approval if such approval is required. Such other arrangements may be either generally applicable or applicable only in specific cases.

(c)    Treatment of Proceeds.

Proceeds realized from the exercise of NQSOs under the Plan shall constitute general funds of the Company.

(d)   Costs of the Plan.

The costs and expenses of administering the Plan shall be borne by the Company.

(e)    No Right to Continue as Director.

Nothing contained in the Plan or in any instrument exercised pursuant to the Plan will confer upon any Participant any right to continue as a member of the Board or affect the right of the Company, the Board or the stockholders of the Company to terminate the directorship of any Participant at any time with or without cause.

(f)    Severability.

The provisions of the Plan shall be deemed severable and the validity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

(g)    Binding Effect of Plan.

The Plan shall inure to the benefit of the Company, its successors and assigns.

(h)   No Waiver of Breach.

No waiver by any party hereto at any time of any breach by another party hereto of, or compliance with, any condition or provision of the Plan to be performed by such other party shall be deemed a waiver of the same, any similar or any dissimilar provisions of conditions at the same or at any prior or subsequent time.

(i)    Governing Law.

The Plan and all actions taken thereunder shall be enforced, governed and construed by and interpreted under the laws of the State of Delaware applicable to contracts made and to be performed wholly within such State without giving effect to the principles of conflict of laws thereof.

(j)     Headings.

The headings contained in the Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan.

14.   EXECUTION.

To record the adoption of the Plan to read as set forth herein, the Company has caused the Plan to be signed by its President and attested by its Secretary on March 23, 2005.

BALLANTYNE OF OMAHA, INC.
		By:	/s/ JOHN P. WILMERS
John P. Wilmers, President
ATTEST:
By:	/s/ BRAD FRENCH
Brad French, Secretary

APPENDIX D
BALLANTYNE OF OMAHA, INC.
RESTRICTED STOCK PLAN

1.   PURPOSE.

The purpose of the Ballantyne of Omaha, Inc. Restricted Stock Plan is to advance the interests of Ballantyne of Omaha, Inc. and its stockholders by providing a means to attract, retain, and motivate employees of Ballantyne of Omaha, Inc. and its subsidiaries and affiliates upon whose judgment, initiative and efforts the continued success, growth and development of Ballantyne of Omaha, Inc. is dependent.

2.   DEFINITIONS.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a)    “Affiliate” means any entity other than the Company and its Subsidiaries that is designated by the Board or the Committee as a participating employer under the Plan; provided, however, that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of equity interests of such entity or at least 20% of the ownership interests in such entity.

(b)   “Award” means any Restricted Share granted to an Eligible Employee under the Plan.

(c)    “Award Agreement” means any written agreement, contract, or other instrument or document evidencing an Award.

(d)   “Beneficiary” means the person, persons, trust or trusts which have been designated by an Eligible Employee in his or her most recent written beneficiary designation filed with the Company to receive the benefits specified under this Plan upon the death of the Eligible Employee, or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(e)    “Board” means the Board of Directors of the Company.

(f)    “Code” means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include successor provisions thereto and regulations thereunder.

(g)    “Committee” means the Compensation Committee of the Board, or such other Board committee (which may include the entire Board) as may be designated by the Board to administer the Plan; provided, however, that, unless otherwise determined by the Board, the Committee shall consist of two or more directors of the Company, each of whom is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act; provided further, however, that the mere fact that the Committee shall fail to qualify under either of the foregoing requirements shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan.

(h)   “Company” means Ballantyne of Omaha, Inc., a corporation organized under the laws of Delaware, or any successor corporation.

(i)    “Eligible Employee” means an employee of the Company, a Subsidiary or an Affiliate, including any director who is also an employee. Notwithstanding any provisions of this Plan to the contrary, an Award may be granted to an employee in connection with his or her hiring or retention prior to the date the employee first performs services for the Company, a Subsidiary or an Affiliate; provided, however, that any such Award shall not become vested prior to the date the employee first performs such services.

(j)     “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include successor provisions thereto and regulations thereunder.

(k)   “Fair Market Value” means, with respect to Shares or other property, the fair market value of such Shares or other property determined by such methods or procedures as shall be established from time to time by the Committee. If the Shares are listed on any established stock exchange or a national market system, unless otherwise determined by the Committee in good faith, the Fair Market Value of Shares shall mean the closing price per Share on the date in question (or, if the Shares were not traded on that day, the next preceding day that the Shares were traded) on the principal exchange or market system on which the Shares are traded, as such prices are officially quoted on such exchange.

(l)    “Participant” means an Eligible Employee who has been granted an Award under the Plan.

(m)  “Plan” means this Ballantyne of Omaha, Inc. Restricted Stock Plan.

(n)   “Restricted Shares” means an Award of Shares under Section 5 hereof that may be subject to certain restrictions and to a risk of forfeiture.

(o)   “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(p)   “Shares” means the common stock, $.01 par value per share, of the Company.

(q)   “Subsidiary” means any entity (other than the Company) in an unbroken chain of entities beginning with the Company if each of the entities (other than the last entity in the unbroken chain) owns shares possessing 50% or more of the total combined voting power of all classes of equity interests in one of the other entities in the chain.

3.   ADMINISTRATION.

(a)   Authority of the Committee.   The Plan shall be administered by the Committee, and the Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

(i)         to select Eligible Employees to whom Awards may be granted;

(ii)       to designate Affiliates;

(iii)      to determine the number of Awards to be granted, the number of Shares to which an Award may relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, and waiver or accelerations thereof, and waivers of performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

(iv)       to determine whether, to what extent, and under what circumstances an Award may be settled in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, exchanged, or surrendered;

(v)        to determine whether, to what extent, and under what circumstances cash, Shares, other Awards, or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee or at the election of the Eligible Employee;

(vi)       to prescribe the form of each Award Agreement, which need not be identical for each Eligible Employee;

(vii)     to adopt, amend, suspend, waive, and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

(viii)    to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement or other instrument hereunder;

(ix)       to accelerate the vesting of all or any portion of any Award;

(x)        to determine whether uncertificated Shares may be used in satisfying Awards and otherwise in connection with the Plan; and

(xi)       to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

(b)   Manner of Exercise of Committee Authority.   The Committee shall have sole discretion in exercising its authority under the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive, and binding on all persons, including the Company, Subsidiaries, Affiliates, Eligible Employees, any person claiming any rights under the Plan from or through any Eligible Employee and stockholders of any of the foregoing. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to other members of the Board or officers or managers of the Company or any Subsidiary or Affiliate the authority, subject to such terms as the Committee shall determine, to perform administrative functions with respect to the Plan.

(c)   Limitation of Liability.   Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or other employee of the Company or any Subsidiary or Affiliate, the Company’s independent certified public accountants or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, and no officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination or interpretation.

4.   SHARES SUBJECT TO THE PLAN.

(a)   Subject to adjustment as provided in Section 4(b) hereof, the total number of Shares reserved for issuance in connection with Awards under the Plan shall be 250,000 shares. No Award may be granted if the number of Shares to which such Award relates, when added to the number of Shares previously issued under the Plan exceeds the number of Shares reserved under the applicable provisions of the preceding sentence. If any Awards are forfeited, canceled, terminated, exchanged or surrendered, or such Award is settled in cash or otherwise terminates without a distribution of Shares to the Participant, any Shares counted against the number of Shares reserved and available under the Plan with respect to such Award shall, to the extent of any such forfeiture, settlement, termination, cancellation, exchange or surrender, again be available for Awards under the Plan.

(b)   In the event that the Committee shall determine that any dividend in Shares, recapitalization, Share split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Eligible Employees under the Plan, then the Committee shall make such equitable changes or adjustments as it deems appropriate and, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares which may thereafter be issued under the Plan, and (ii) the number and kind of shares, other securities or other consideration issued or issuable in respect of outstanding Awards. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria and performance objectives, if any, included in, Awards in recognition of unusual or non-recurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Subsidiary or Affiliate or the financial statements of the Company or any Subsidiary or Affiliate, or in response to changes in applicable laws, regulations, or accounting principles.

(c)   Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or treasury Shares including Shares acquired by purchase in the open market or in private transactions.

5.   SPECIFIC TERMS OF AWARDS.

(a)   General.   Awards may be granted on the terms and conditions set forth in this Section 5. In addition, the Committee may impose on any Award, at the date of grant or thereafter (subject to Section 7(d) hereof), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine.

(b)   Restricted Shares.   The Committee is authorized to grant Restricted Shares to Eligible Employees on the following terms and conditions:

(i)    Issuance and Restrictions.   Restricted Shares shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstances (including, without limitation, upon achievement of performance criteria if deemed appropriate by the Committee), in such installments or otherwise, as the Committee may determine. Except to the extent restricted under the Award Agreement relating to the Restricted Shares, an Eligible Employee granted Restricted Shares shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Shares and the right to receive dividends thereon.

(ii)   Forfeiture.   Except as otherwise determined by the Committee, at the date of grant or thereafter, upon termination of service during the applicable restriction period, Restricted Shares and any accrued but unpaid dividends that are at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Shares will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Shares.

(iii)  Certificates for Shares.   Restricted Shares granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Shares are registered in the name of the Eligible Employee, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Shares, and the Company shall retain physical possession of the certificate.

(iv)  Dividends.   Dividends paid on Restricted Shares shall be either paid at the dividend payment date, or deferred for payment to such date as determined by the Committee, in cash or in unrestricted Shares having a Fair Market Value equal to the amount of such dividends. Shares distributed in connection with a Share split or dividend in Shares, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Shares with respect to which such Shares or other property has been distributed.

6.   CERTAIN PROVISIONS APPLICABLE TO AWARDS.

(a)   Stand-Alone, Additional, Tandem and Substitute Awards.   Awards granted under the Plan may, in the discretion of the Committee, be granted to Eligible Employees either alone or in addition to, in tandem with, or in exchange or substitution for, any other Award granted under the Plan or any award granted under any other plan or agreement of the Company, any Subsidiary or Affiliate, or any business entity to be acquired by the Company or a Subsidiary or Affiliate, or any other right of an Eligible Employee to receive payment from the Company or any Subsidiary or Affiliate. Awards may be granted in addition to or in tandem with such other Awards or awards, and may be granted either as of the same time as or a different time from the grant of such other Awards or awards.

(b)   Form of Payment Under Awards.   Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Subsidiary or Affiliate upon the grant or maturation of an Award may be made in such forms as the Committee shall determine at the date of grant or thereafter, including, without limitation, cash, Shares, notes, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The Committee may make rules relating to installment or deferred payments with respect to Awards, including the rate of interest to be credited with respect to such payments, and the Committee may require deferral of payment under an Award if, in the sole judgment of the Committee, it may be necessary in order to avoid nondeductibility of the payment under Section 162(m) of the Code.

(c)   Nontransferability.   Unless otherwise set forth by the Committee in an Award Agreement, Awards shall not be transferable by an Eligible Employee except by will or the laws of descent and distribution (except pursuant to a Beneficiary designation). An Eligible Employee’s rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to claims of the Eligible Employee’s creditors.

(d)   Noncompetition.   The Committee may, by way of the Award Agreements or otherwise, establish such other terms, conditions, restrictions and/or limitations, if any, of any Award, provided they are not inconsistent with the Plan, including, without limitation, the requirement that the Participant not engage in competition with the Company.

7.   GENERAL PROVISIONS.

(a)   Compliance with Legal and Trading Requirements.   The Plan, the granting and exercising of Awards thereunder, and the other obligations of the Company under the Plan and any Award Agreement, shall be subject to all applicable federal, state and foreign laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Shares under any Award until completion of such stock exchange or market system listing or registration or qualification of such Shares or other required action under any state or federal law, rule or regulation as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Shares in compliance with applicable laws, rules and regulations. No provisions of the Plan shall be interpreted or construed to obligate the Company to register any Shares under federal, state or foreign law. The Shares issued under the Plan may be subject to such other restrictions on transfer as determined by the Committee.

(b)   No Right to Continued Employment or Service.   Neither the Plan nor any action taken thereunder shall be construed as giving any employee the right to be retained in the employ of the Company or any of its Subsidiaries or Affiliates, nor shall it interfere in any way with the right of the Company or any of its Subsidiaries or Affiliates to terminate any employee’s employment at any time.

(c)   Taxes.   The Company or any Subsidiary or Affiliate is authorized to withhold from any Award granted any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to an Eligible Employee, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Eligible Employees to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of an Eligible Employee’s tax obligations; provided, however, that the amount of tax withholding to be satisfied by withholding Shares shall be limited to the minimum amount of taxes, including employment taxes, required to be withheld under applicable Federal, state, local and foreign law.

(d)   Changes to the Plan and Awards.   The Board may amend, alter, suspend, discontinue, or terminate the Plan or the Committee’s authority to grant Awards under the Plan without the consent of stockholders of the Company or Participants, except that any such amendment or alteration shall be subject to the approval of the Company’s stockholders to the extent such stockholder approval is required under the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted; provided, however, that, without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially and adversely affect the rights of such Participant under any Award theretofore granted to him or her. The Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue or terminate, any Award theretofore granted, prospectively or retrospectively; provided, however, that, without the consent of a Participant, no amendment, alteration, suspension, discontinuation or termination of any Award may materially and adversely affect the rights of such Participant under any Award theretofore granted to him or her.

(e)   No Rights to Awards; No Stockholder Rights.   No Eligible Employee or employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Employees and employees. No Award shall confer on any Eligible Employee any of the rights of a stockholder of the Company unless and until Shares are duly issued or transferred to the Eligible Employee in accordance with the terms of the Award.

(f)    Unfunded Status of Awards.   With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company’s obligations under the Plan to deliver cash, Shares, other Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

(g)   Nonexclusivity of the Plan.   Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, and such arrangements may be either applicable generally or only in specific cases.

(h)   Not Compensation for Benefit Plans.   No Award payable under this Plan shall be deemed salary or compensation for the purpose of computing benefits under any benefit plan or other arrangement of the Company for the benefit of its employees unless the Company shall determine otherwise.

(i)    No Fractional Shares. Unless otherwise determined by the Committee, no fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

(j)    Governing Law.   The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Delaware, without giving effect to principles of conflict of laws thereof.

(k)   Effective Date; Plan Termination.   The Plan shall become effective as of September 1, 2005 (the “Effective Date”). The Plan shall terminate as to future awards on the date which is five (5) years after the Effective Date.

(l)    Titles and Headings.   The titles and headings of the Sections in the Plan are for convenience of reference only. In the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

8.   EXECUTION.

To record the adoption of the Plan to read as set forth herein, the Company has caused the Plan to be signed by its President and attested by its Secretary on March 23, 2005.

BALLANTYNE OF OMAHA, INC.
		By:	/s/ JOHN P. WILMERS
John P. Wilmers, President
ATTEST:
By:	/s/ BRAD FRENCH
Brad French, Secretary

BALLANTYNE OF OMAHA, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF

DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS MAY 25, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

BALLANTYNE OF OMAHA, INC.

The undersigned hereby appoints John P. Wilmers and Brad J. French, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Ballantyne of Omaha, Inc. Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held at Doubletree Guest Suites Hotel, Executive Place, 7270 Cedar Street, Omaha, Nebraska 68124, on the 25th day of May 2005 at 4:00 p.m. or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1 AND WITH DISCRETIONARY AUTHORITY ON ALL OTHER MATTERS.

(Continued and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

^ FOLD AND DETACH HERE ^

You can now access your Ballantyne of Omaha, Inc. account online.

Access your Ballantyne of Omaha, Inc. stockholder account online via Investor ServiceDirect® (ISD).

Mellon Investor Services LLC, Transfer Agent for Ballantyne of Omaha, Inc., now makes it easy and convenient to get current information on your stockholder account.

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form
• Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com

For Technical Assistance Call 1-877-978-7778 between 9am-7pm

Monday-Friday Eastern Time

Investor ServiceDirect® is a registered trademark of Mellon Investor Services LLC

Please Mark Here for Address     ☐

Change or Comments

SEE REVERSE SIDE

Proposal 1.

ELECTION OF DIRECTORS

Nominees:

01 Alvin Abramson

02 Marc E. LeBaron

For all Nominees Listed  ☐

Withhold Authority to Vote for All Nominees Listed  ☐

For All Except  ☐

(Instruction:  To withhold authority to vote for any individual nominee, mark the “For All Except” box and write the nominee’s name on the space provided below.)

Proposal 2.

PROPOSAL TO ADOPT 2005 EMPLOYEE STOCK PURCHASE PLAN

For  ☐

Against  ☐

Abstain  ☐

Proposal 3.

PROPOSAL TO ADOPT 2005 OUTSIDE DIRECTORS’ STOCK OPTION PLAN

For  ☐

Against  ☐

Abstain  ☐

Proposal 4.

PROPOSAL TO ADOPT 2005 RESTRICTED STOCK PLAN

For  ☐

Against  ☐

Abstain  ☐

Choose MLinksm for Fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.melloninvestor.com/isd where step-by-step instructions will prompt you through enrollment.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1 AND WITH DISCRETIONARY AUTHORITY ON ALL OTHER MATTERS.

Signature	Signature	Date:

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

^  FOLD AND DETACH HERE  ^

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet

http://www.proxyvoting.com/btn

Use the Internet to vote your proxy.  Have your proxy card in hand when you access the web site.

OR

Telephone

1-866-540-5760

Use any touch-tone telephone to vote your proxy.  Have your proxy card in hand when you call.

OR

Mail

Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,

you do NOT need to mail back your proxy card.